CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Confidential Settlement Agreement and Mutual Release ("**Agreement**"), effective as of the date this Agreement is fully executed ("**Effective Date**"), is made and entered into by and between RWJ Advanced Marketing, LLC, Robert Warren Jackson, Gregory Bauer (collectively the "**RJW Parties**") and W.L. Petrey Wholesale Company, Inc., ("**Petrey**") on one hand; and GBT Technologies Inc., on behalf of itself and its agents (collectively the **GBT Parties**"), on the other hand. At times and where appropriate, the RWJ Parties, Petrey and the GBT Parties are collectively referred to as the "Parties" and each, individually, as a "Party."

RECITALS

WHEREAS, GBT filed an action in the United States District Court of Nevada (Case No. 2:20-cv-02078) against Jackson, RWJ, Bauer, and W.L. Petrey Wholesale Company, Inc. (hereinafter the "**NV Lawsuit**"); and RWJ Advanced Marketing, LLC ("**RWJ**"), Gregory Bauer ("**Bauer**") and Robert Warren Jackson ("**Jackson**") filed several actions in the Superior Court of the State of California, County of Los Angeles, Central District (Case Nos. 19STCV03320 and 20STCV32709), and United States District Court of the Central District of California (Case No. 2:20-cv-09399-RGK-AGR) against Gopher Protocol Technologies, Inc. presently known as GBT Technologies Inc. ("**GBT**"), its agents, its affiliates, and others, in which action **GBT** filed a cross-complaint against **RWJ, Bauer, Jackson** and **Petrey** (hereinafter collectively the "**CA Lawsuit**" and with the NV Lawsuit collectively referred to as the "**Lawsuits**").

WHEREAS, on or about January 28, 2022, the United States District Court of Nevada in the NV Lawsuit entered its order, ECF No. 92, granting GBT's motion for preliminary injunction; and enjoining and freezing, among other things, certain commissions payable to each of the ISO identifier numbers utilized in the system of a third-party service provider, SurgePays, Inc and ECS Prepaid, LLC (collectively "**ECS**"), or such other funds that are associated with the Bauer Parties and the name "UGO," including ISO identifier #36993 (hereinafter collectively the "**UGO Funds"),** and specifically finding and concluding that the order for preliminary injunction so granted does not apply to **Petrey**. [1]

WHEREAS, the United States District Court of Nevada in the NV Lawsuit further ordered, among other things, that (a) ECS and the RWJ Parties deposit the UGO Funds into a separate blocked account to be opened by the GBT Parties ("**Blocked Account**"); (b) that no UGO Funds be withdrawn from the Blocked Account without permission of the court; and (c) that the Blocked Account be funded by ECS' deposits of UGO Funds beginning in December 21, 2021 through January 28, 2022; and (d) that ECS would be responsible for providing a written accounting of the UGO Funds calculated and paid into the Blocked Account.

WHEREAS, in accordance with the order and injunction issued in the NV Lawsuit, the GBT Parties opened the Blocked Account at Citi Bank, Account No. XXXXX6356, in which ECS has deposited the UGO Funds in accordance with the court's order and injunction in the NV Lawsuit.

WHEREAS, the Parties have each investigated the facts and the merits of each other's respective positions in the Lawsuits, and desire to settle, release, and otherwise resolve all known or unknown claims between them; and agree to jointly stipulate, move, or otherwise dismiss each of the Lawsuits with

[1] All Parties acknowledge and understand that there was litigation between the parent company of ECS, the GBT Parties and entities related to the GBT Parties in the Eighth Judicial District Court of Nevada (Case Nos. A-20-823039-B and A-21-831204-B) (collectively the "**Surge Litigation**"), which was resolved by the respective parties in the Surge Litigation in or around December 2021 (the "**Surge Resolution**"). All Parties agree and acknowledge that nothing in this Agreement including, but not limited to Section 3, shall alter, impair, prejudice, modify, impede, interfere or otherwise affect the Surge Resolution.

prejudice, as further set forth in the agreed upon stipulation attached hereto as **Exhibit A, Exhibit B, and Exhibit C** (collectively the "**Stipulations to Dismiss**").

WHEREAS, the Parties agree and stipulate to release all funds currently being held in the Blocked Account (the "**Frozen Funds**"), and further agree such funds be distributed to the Parties as follows: 50% to the RWJ Parties or their assignee; and 50% the GBT Parties or their assignee.

WHEREAS, the Parties further agree to enter into the InComm Assignment Agreement ("**IAA**"), attached hereto as **Exhibit D**, which shall assign, transfer and otherwise convey all proceeds derived from the RWJ Parties' agreements with Interactive Communications International, Inc., and its affiliate Hi Technology Corp., including but not limited to that Master Distribution and Service Agreement between Interactive Communications International, Inc. and W.L. Petrey Wholesale Company, Inc., d/b/a UGO-HUB dated August 29, 2016, as amended (collectively referred to as the "**InComm Proceeds**"), and which shall divide the InComm Proceeds between the Parties as follows: 90% to GBT or their assignee; and 10% to the RWJ Parties or their assignee.

WHEREAS, the Parties further agree to enter into the Joint Service Agreement ("**JSA**"), attached hereto as **Exhibit E**, with ECS, wherein ECS will continue to serve as the Parties' third-party service platform for all Automated Clearing House ("**ACH**") deposits related to the UGO Funds and InComm Proceeds as further set forth in the JSA.

WHEREAS, the GBT Parties shall pay Forty Thousand and 00/100 U.S. Dollars ($40,000.00) to the RWJ Parties or their assignee (hereinafter the "**GBT Payment**").

WHEREAS, the Parties, and each of them, deny any and all allegations of wrongdoing alleged against them in the Lawsuits.

NOW THEREFORE, the Parties without admission of liability desire to compromise and resolve fully and finally all disputes and controversies among them arising out of, or in any way relating to, the Lawsuits, on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, intending to be legally bound and in consideration of the terms, promises, agreements, and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The foregoing Recitals are true and correct and incorporated herein by this reference.

2. Terms and Conditions of Settlement.

a. *Frozen Funds.* The Parties agree to release the Frozen Funds currently being held in the Blocked Account, and further agree that 100% of the Frozen Funds be distributed to the Parties as follows: 50% to the RWJ Parties or their assignee; and 50% the GBT Parties or their assignee. After such transfers are effectuated, the Blocked Account may be closed.

b. *InComm Proceeds.* The Parties further agree to enter into the IAA and to assign, transfer and otherwise convey all proceeds all InComm Proceeds. The InComm Proceeds shall then be divided between the Parties as follows: 90% to GBT or their assignee; and 10% to the RWJ Parties or their assignee.

c. *Handling of the InComm Proceeds.* The Parties further agree to enter into the JSA with ECS, wherein ECS will continue to serve as the Parties' third-party service platform for all ACH deposits related to the UGO Funds and InComm Proceeds, as further set forth in the JSA.

d. *GBT Payment*. The GBT Parties shall pay Forty Thousand and 00/100 U.S. Dollars ($40,000.00) to the RWJ Parties or their assignee. The GBT Parties shall make the GBT Payment by wiring the amount to an account designated by the RWJ Parties using wire instructions that the RWJ Parties shall cause its attorneys to provide to GBT.

3. Mutual Releases.

a. Parties' Mutual Releases. In consideration of the obligations and undertakings in this Agreement, the GBT Parties, on the one hand and the RWJ Parties, and Petrey, on the other hand, along with each of their members, partners, managers, affiliates, predecessors, successors, heirs and assigns, present and future officers, directors, stockholders and investors, parent companies, subsidiaries, administrators, servants, employees, representatives, attorneys, and agents, as applicable, do hereby forever release, discharge, and acquit each of the GBT Parties, on the one hand and RWJ Parties and Petrey on the other hand, as well as SurgePays, Inc., and its wholly owned subsidiary ECS Prepaid LLC, along with each of their members, partners, managers, affiliates, predecessors, successors, heirs and assigns, present and future officers, directors, stockholders and investors, parent companies, subsidiaries, administrators, servants, employees, representatives, attorneys, and agents, as applicable, of and from all and every manner of claims, acts and actions, demands, cause and causes of action, at law, in equity or otherwise, whether known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the GTB Parties, on the one hand, and the RWJ Parties and Petrey on the other hand, ever had, now have, may have, or could have, one against the other by reason of any matter, cause, or thing set forth in, relating to, or arising out of, or in any way connected with the Lawsuits, including, but not limited to, that Balloon Note entered into by Gopher Protocol Inc. and RWJ Advanced Marketing LLC on or about September 1, 2017.

b. *Scope of Mutual Releases and Waivers.* The Parties, and each of them, further acknowledge and agree that the mutual releases in this Agreement, and as set forth in Paragraph 3.a., above apply to all claims for any injuries, damages, losses or claims, whether known or unknown, foreseen or unforeseen, patent or latent, and each Party hereto hereby expressly waives application of California Civil Code Section 1542, and any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542. Each Party hereto certifies that such Party is aware of the provisions of California Civil Code Section 1542 which states:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.**

The Parties understand and acknowledge the significance and consequences of the waiver of California Civil Code Section 1542; and that this release and waiver of California Civil Code 1542 is a material part of the consideration of entering into this Agreement. The Parties expressly acknowledge that this Agreement is intended to include a release, without limitation, of all claims, including unknown or unsuspected claims, and acknowledge that the execution of this Agreement is entered into for the purpose of extinguishing all such claims.

The Parties further understand and acknowledge that if either Party hereto, or such Party's respective officers, directors, employees, shareholders, attorneys, assigns, agents, representatives, predecessors and successors in interest, eventually discover additional claims or damages arising out of the facts and claims released herein, that Party will not be able to make any claim for any such losses or damages. Furthermore, the Parties acknowledge that they intend these consequences even as to claims for losses or damages that may exist, but which the Parties hereto do not presently know to exist, and which if known, would have materially affected the Party's decision to execute this Agreement.

4. Dismissal with Prejudice of the Lawsuits. Within fourteen (14) calendar days of the Effective Date, the Parties shall jointly stipulate, move, or otherwise dismiss each of the Lawsuits, including any cross-complaint filed therein, with prejudice, and utilize the agreed upon Stipulations. The Parties further agree that the Stipulations utilized to dismiss the NV Lawsuit jointly stipulate, move, or otherwise obtain an order from the court releasing the Frozen Funds, remove the injunction (ECF No. 92), and release to GBT the $1,000.00 bond posted by GBT (ECF No. 93).

5. Exclusions from Mutual Releases of Claims. Notwithstanding anything to the contrary set forth in this Agreement, any claims arising after the Effective Date out of the breach of this Agreement, the JSA, and/or the IAA, by any Party are excluded from the releases provided in Section 3 of this Agreement and, in the event of any such breach, the non-breaching Party shall be entitled to pursue any and all rights, claims, and damages that it may have against the other Party notwithstanding and without regard to such releases.

6. Covenant Not to Sue. The Parties, and each of them, agree that they will forever refrain and forbear from commencing, instituting, or prosecuting any lawsuit, action, motion, or other proceeding, in law, equity, or otherwise, relating to the facts, claims, and defenses at issue in the Lawsuits; provided, however, that nothing contained in this Agreement shall affect the ability of a Party to commence any proceeding or take any action to enforce the terms of this Agreement, the JSA, and/or the IAA.

7. Governing Law. The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and any conflicts of law rules requiring reference to the laws of another jurisdiction shall be disregarded.

8. Consent to Jurisdiction and Forum Selection. The Parties agree that the appropriate venue and forum for any dispute arising out of, concerning or relating to this Agreement shall be the state or federal courts of Clark County, Nevada; and the Parties hereby consent solely and exclusively to the personal jurisdiction of the state or federal courts located in Clark County, Nevada as it relates to this Agreement.

9. Attorney Fees and Costs. Except as may have been previously and separately agreed between the RWJ Parties and Petrey, the Parties shall bear their own respective attorneys' fees and costs in connection with the Lawsuits, as well as those incurred in the negotiation and preparation of this Agreement. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Agreement, however, the prevailing Party shall be entitled to its or his costs and attorney fees, in addition to any other relief it or he may obtain or to which it or he may be entitled.

10. Authority. Each person who signs this Agreement on behalf of any Party to the Agreement represents that he or she has been duly authorized by that Party to enter into this Agreement and to bind the Party.

11. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the successors, assigns, and nominees of the Parties hereto, and is enforceable against them in accordance with its terms.

12. Time of Essence. Time is of the essence of this Agreement and all of its provisions.

13. Further Assurances. The Parties agree to cooperate in good faith, to perform such additional acts, and to execute, acknowledge, and deliver additional documents as are reasonably necessary or convenient to effectuate the purposes of this Agreement.

14. Entire Agreement. This Agreement and the Settlement Documents constitute the entire agreement between the Parties hereto and supersedes all prior agreements and communications between the Parties.

15. Interpretation. The Parties acknowledge and agree that they have each had the benefit of legal counsel. The Parties and their respective counsel acknowledge and agree that this Agreement is a product of all of their efforts, each expresses their agreement, and each shall not be interpreted in favor or against any Party on the basis that such Party drafted it. In the interpretation of this Agreement, the singular may be read as the plural, and *vice versa*; the neuter gender as the masculine or feminine, and *vice versa*; and the future tense as the past or present, and *vice versa*; all interchangeably as the context may require in order to fully effectuate the intent of the Parties and the agreement contemplated herein.

16. Titles and Headings. Titles and headings of Sections of this Agreement are for convenience of reference only and shall not affect the construction of any provisions of this Agreement.

17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one agreement. Signature pages transmitted via facsimile or by email in Portable Document Format (PDF) shall be deemed original signatures for all purposes.

18. Severability. If any term or provision of this Agreement shall be deemed to be invalid or unenforceable to any extent, the remainder of this Agreement will not be affected thereby, and each remaining term and provision of this Agreement will be valid and be enforced to the fullest extent permitted by law.

19. Modification. This Agreement may not be altered, modified, amended, or changed, in whole or in part, except by a writing executed by the Parties.

20. No Waiver. No failure or delay by a Party in exercising any right or remedy under this Agreement shall operate as a waiver of any right or remedy.

21. Representation of Counsel. In the negotiation, preparation, and execution of this Agreement, the Parties acknowledge and agree that each Party has been represented by its own counsel, or that each Party has had an opportunity to consult with counsel of its own choosing prior to the execution of this Agreement, and has been advised that it is in its best interests to do so. The Parties have read this Agreement in its entirety and fully understand the terms and provisions contained herein. The Parties execute this Agreement freely and voluntarily and accept the terms, conditions and provisions of this Agreement, and state that the execution by each of them of this Agreement is free from any coercion whatsoever.

22. No Admission. This Agreement, and the Parties' compliance with this Agreement, shall in no event be construed as or deemed to be evidence of any admission or concession on the part of any Party of any liability or damages.

23. Exhibits are Part of this Agreement. All exhibits referred to in this Agreement or attached hereto are incorporated into this Agreement by reference and made a part hereof.

[Signature blocks on Next Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

RWJ ADVANCED MARKETING, LLC, a Georgia limited liability company,

By: ______________________

Its: CEO

Dated this 26 day of __________ ,2022.

GREGORY BAUER, an individual

By: ______________________

Dated this 26 day of __________ ,2022

ROBERT WARREN JACKSON, an individual

By: ______________________

Its: ______________________

Date this _____ day of ____________ ,2022.

GOPHER PROTOCOL INC. a/k/a GBT TECHNOLOGIES INC., a Nevada corporation,

By: ______________________

Its: ______________________

Dated this ____ day of ____________ ,2022.

W.L. PETREY WHOLESALE, INC., an Alabama corporation

By: ______________________

Its: PRESIDENT

Dated this 16 day of Aug ,2022.

RWJ ADVANCED MARKETING, LLC, a Florida limited liability company,

By: ______________________

Its: managing Director

Dated this 26 day of sept ,2022.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

RWJ ADVANCED MARKETING, LLC, a Georgia limited liability company,

By: ______________________

Its: MANGING DIRECTOR

Dated this 26 day of SEPT ,2022.

GREGORY BAUER, an individual

By: ______________________

Dated this 26 day of SEPT ,2022

ROBERT WARREN JACKSON, an individual

By: ______________________

Its: ______________________

Date this _____ day of ____________,2022.

GOPHER PROTOCOL INC. a/k/a GBT TECHNOLOGIES INC., a ~~Nevada corporation~~,

By: ______________________

Its: CEO - Mansour Khatib

Dated this 7 day of Sep ,2022.

W.L. PETREY WHOLESALE, INC., an Alabama corporation

By: ______________________

Its: ______________________

Dated this ____ day of ___________,2022.

RWJ ADVANCED MARKETING, LLC, a Florida limited liability company,

By: ______________________

Its: managing director

Dated this 26 day of sept ,2022.

22. No Admission. This Agreement, and the Parties' compliance with this Agreement, shall in no event be construed as or deemed to be evidence of any admission or concession on the part of any Party of any liability or damages.

23. Exhibits are Part of this Agreement. All exhibits referred to in this Agreement or attached hereto are incorporated into this Agreement by reference and made a part hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

RWJ ADVANCED MARKETING, LLC, a Georgia limited liability company,

By: ______________________________

Its: ______________________________

Dated this_____ day of__________ ,2022.

GREGORY BAUER, an individual

By: ______________________________

Dated this _____ day of __________,2022

ROBERT WARREN JACKSON, an individual

By: ______________________________

Its: ______________________________

Date this _____ day of ____________,2022.

GOPHER PROTOCOL INC. a/k/a GBT TECHNOLOGIES INC., a Nevada corporation,

By: ______________________________

Its: ______________________________

Dated this ____ day of ___________,2022.

W.L. PETREY WHOLESALE, INC., an Alabama corporation

By: ______________________________

Its: ______________________________

Dated this ____ day of ___________,2022.

RWJ ADVANCED MARKETING, LLC, a Florida limited liability company,

By: ______________________________

Its: ______________________________

Dated this_____ day of__________ ,2022.

<u>EXHIBIT A</u>

Marquis Aurbach Coffing
Brian R. Hardy, Esq.
Nevada Bar No. 10068
Alexander K. Calaway, Esq.
Nevada Bar No. 15188
10001 Park Run Drive
Las Vegas, Nevada 89145
Telephone: (702) 382-0711
Facsimile: (702) 382-5816
bhardy@maclaw.com
acalaway@maclaw.com
Attorneys for Plaintiff

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

GBT TECHNOLOGIES, INC., a Nevada Corporation, Plaintiff, vs. ROBERT WARREN JACKSON, individually; GREGORY BAUER, individually; RWJ ADVANCED MARKETING, LLC, a Georgia Limited Liability Company; W.L. PETREY WHOLESALE COMPANY, INC., an Alabama corporation; DOES I-X, inclusive; and ROE CORPORATIONS I-X, inclusive, Defendants.	Case Number: 2:20-cv-02078-APG-VCF

STIPULATION AND ORDER TO DISMISS WITH PREJUDICE

Plaintiff GBT TECHNOLOGIES, INC. ("Plaintiff"), defendant ROBERT WARREN JACKSON, defendant GREGORY BAUER, defendant RWJ ADVANCED MARKETING, LLC, and defendant W.L. PETREY WHOLESALE COMPANY, INC. (collectively, the "Parties"), by and through their attorneys of record, hereby stipulate and agree as follows:

1. That the above-referenced matter be dismissed with prejudice;
2. That all Parties bear their own attorney fees and costs;

MARQUIS AURBACH COFFING
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

3. That the "UGO Funds" currently being held in the blocked account opened by Plaintiff, which are further described and defined in the Court's Preliminary Injunction (ECF No. 92), be released to Plaintiff, and that any future UGO Funds be distributed in the manner agreed to by the Parties;

4. That the Court's Preliminary Injunction (ECF No. 92) be vacated, and that the $1,000.00 cash bond posted in Support of the Preliminary Injunction (ECF No. 93) be released to Plaintiff; and

5. That any pending hearing and deadlines be vacated.

IT IS HEREBY STIPULATED on this ____ day of August, 2022 by counsel of record:

MARQUIS AURBACH

By: /s/Alexander K. Calaway
Brian R. Hardy, Esq.
Nevada Bar No. 10068
Alexander K. Calaway, Esq.
Nevada Bar No. 15188
10001 Park Run Drive
Las Vegas, Nevada 89145
Attorneys for Plaintiff

WOLFGANG F. HAHN + ASSOCIATES

/s/ Fred W. Kennedy
on behalf of Wolfgang F. Hahn, Esq.
California State Bar No. 061385
Wolfgang F. Hahn + Associates
7160 Caminito Pepino
La Jolla, California 92037
Ellobo1@san.rr.com

Fred W. Kennedy, Esq.
Nevada Bar No. 2269
Law Offices of Fred W. Kennedy
3019 Azure Bay Street
Las Vegas, Nevada 89117
Pkenedy54@aol.com

Attorneys for Defendants RWJ Advanced Marketing, Robert Warren Jackson and Gregory Bauer

DARVY MACK COHAN

By: /s/ Darvy Mack Cohan
Darvy Mack Cohan
California State Bar No. 056753
7855 Ivanhoe Avenue, Suite 400
La Jolla, California 92037
dmc@cohanlaw.com

David Mincin
Nevada Bar No. 5427
7465 W. Lake Mead Boulevard, #100
Las Vegas, Nevada 89128
dmincin@mincinlaw.com
Attorneys for Defendant W.L. Petrey Wholesale Company, Inc.

MARQUIS AURBACH COFFING
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

ORDER

IT IS SO ORDERED this ____ day of ______________, 2022.

____
UNITED STATES DISTRICT COURT JUDGE

MARQUIS AURBACH COFFING
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

<u>EXHIBIT B</u>

ATTORNEY OR PARTY WITHOUT ATTORNEY: STATE BAR NO: 271161	FOR COURT USE ONLY
NAME: Wolfgang F. Hahn, Esq. FIRM NAME: WOLFGANG F. HAHN + ASSOCIATES STREET ADDRESS: 7160 Caminito Pepino CITY: La Jolla STATE: CA ZIP CODE: 92037 TELEPHONE NO.: (858) 535-1000 FAX NO.: (858) 456-5080 E-MAIL ADDRESS: sclement@maclaw.com ATTORNEY FOR (Name): Plaintiffs RWJ Advanced Marketing, LLC, et al.	
SUPERIOR COURT OF CALIFORNIA, COUNTY OF Los Angeles STREET ADDRESS: 312 North Spring Street MAILING ADDRESS: 312 North Spring Street CITY AND ZIP CODE: Los Angeles, California 90012 BRANCH NAME: Central Division = Complex Litigation - Spring Street Courthoused	
Plaintiff/Petitioner: RWJ ADVANCED MARKETING, LLC, et al. Defendant/Respondent: GOPHER PROTOCOL, INC., et al.	
REQUEST FOR DISMISSAL	CASE NUMBER: I9STCV03320

A conformed copy will not be returned by the clerk unless a method of return is provided with the document.

This form may not be used for dismissal of a derivative action or a class action or of any party or cause of action in a class action. (Cal. Rules of Court, rules 3.760 and 3.770.)

1. TO THE CLERK: Please **dismiss** this action as follows:
   a. (1) [x] With prejudice (2) [ ] Without prejudice
   b. (1) [x] Complaint (2) [ ] Petition
   (3) [ ] Cross-complaint filed by *(name):* GOPHER PROTOCOL, INC., et al. on *(date)*: 02/21/19
   (4) [ ] Cross-complaint filed by *(name):* on *(date)*:
   (5) [x] Entire action of all parties and all causes of action
   (6) [ ] Other *(specify):**
2. *(Complete in all cases except family law cases.)*
   The court [ ] did [x] did not waive court fees and costs for a party in this case. *(This information may be obtained from the clerk. If court fees and costs were waived, the declaration on the back of this form must be completed).*

Date: 08/18/2022
Darvy Mack Cohan for Wolfgang F. Hahn
(TYPE OR PRINT NAME OF [x] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)

(SIGNATURE) FOR WOLFGANG F. HAHN
Attorney or party without attorney for:
[x] Plaintiff/Petitioner [ ] Defendant/Respondent
[ ] Cross Complainant

*If dismissal requested is of specified parties only of specified causes of action only, or of specified cross-complaints only, so state and identify the parties, causes of action, or cross-complaints to be dismissed.

3. **TO THE CLERK:** Consent to the above dismissal is hereby given.**

Date:

(TYPE OR PRINT NAME OF [ ] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)

(SIGNATURE)
Attorney or party without attorney for:
[ ] Plaintiff/Petitioner [ ] Defendant/Respondent
[ ] Cross Complainant

** If a cross-complaint – or Response (Family Law) seeking affirmative relief – is on file, the attorney for cross-complainant (respondent) must sign this consent if required by Code of Civil Procedure section 581 (i) or (j).

(To be completed by clerk)

4. [ ] Dismissal entered as requested on *(date):*
5 [ ] Dismissal entered on *(date):* as to only *(name)*:
6. [ ] Dismissal **not entered** as requested for the following reasons *(specify)*:

7. a. [ ] Attorney or party without attorney notified on *(date):*
   b. [ ] Attorney or party without attorney not notified. Filing party failed to provide
   [ ] a copy to be conformed [ ] means to return conformed copy

Date: Clerk, by ____________________, Deputy

Plaintiff/Petitioner: RWJ ADVANCED MARKETING, LLC, et al. Defendant/Respondent: GOPHER PROTOCOL, INC., et al.	CASE NUMBER: I9STCV03320

COURT'S RECOVERY OF WAIVED COURT FEES AND COSTS

If a party whose court fees and costs were initially waived has recovered or will recover $10,000 or more in value by way of settlement, compromise, arbitration award, mediation settlement, or other means, the court has a statutory lien on that recovery. The court may refuse to dismiss the case until the lien is satisfied. (Gov. Code, § 68637.)

Declaration Concerning Waived Court Fees

1. The court waived court fees and costs in this action for *(name)*:
2. The person named in item 1 is *(check one below)*:
   - a. ☐ not recovering anything of value by this action.
   - b. ☐ recovering less than $10,000 in value by this action.
   - c. ☐ recovering $10,000 or more in value by this action. *(If item 2c is checked, item 3 must be completed.)*
3. ☐ All court fees and court costs that were waived in this action have been paid to the court *(check one)*: Yes No

I declare under penalty of perjury under the laws of the State of California that the information above is true and correct.

Date:

(TYPE OR PRINT NAME OF ☐ ATTORNEY ☐ PARTY MAKING DECLARATION) (SIGNATURE)

EXHIBIT C

[Exhibit C intentionally omitted]

EXHIBIT D

INCOMM ASSIGNMENT AGREEMENT

This InComm Assignment Agreement (the "Agreement") is effective as of the date this Agreement is fully executed ("Effective Date"), is made and entered into by and between RWJ Advanced Marketing, LLC, Robert Warren Jackson, Gregory Bauer (collectively the "RJW Parties" or "Assignor") and GBT Technologies Inc., or its assignees (collectively "GBT" or "Assignee")). Capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Confidential Settlement Agreement and Mutual Release by and between the Parties (the "Settlement Agreement").

WHEREAS, the pursuant to Settlement Agreement the Parties agreed to enter into this Agreement which shall assign, transfer and otherwise convey all proceeds derived from the RWJ Parties' agreements with Interactive Communications International, Inc., and its affiliate Hi Technology Corp., including but not limited to that Master Distribution and Service Agreement between Interactive Communications International, Inc. and W.L. Petrey Wholesale Company, Inc., d/b/a UGOHUB dated August 29, 2016, as amended at any time (collectively referred to as the "InComm Proceeds"), and which shall divide the InComm Proceeds between the Parties as follows: 90% to GBT or its assignee; and 10% to the RWJ Parties or their assignee.

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Assignment and Assumption. The Assignor hereby transfers and assigns to the Assignee, and the Assignee hereby acquires from the Assignor all of the Assignor's rights, and interests in and to 90% of all InComm Proceeds of whatever kind or nature.

2. Retention of Obligations. Notwithstanding anything in this Assignment Agreement to the contrary, the Assignor shall remain obligated, as a principal under the InComm Agreements and any and all amendments thereto with respect to all of the Assignor's obligations, duties, liabilities and commitments of whatever kind or nature. And shall a fiduciary responsibility to Assignee to fulfill as such obligations, duties, liabilities and commitments of whatever kind or nature to the best of their ability and to assure the InComm Proceeds are maximized to all parties beneficial interest.

3. Effectiveness. This Assignment Agreement shall be effective as of the Effective Date.

4. Governing Law; Binding Effect. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and performed in such state without giving effect to the choice of law principles of such state that would require or permit the application of the laws of another jurisdiction.

5. Counterparts. This Assignment Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed to be an original copy of this Assignment Agreement, and all of which, when taken together, shall be deemed to constitute one and the same agreement. Delivery of such counterparts by facsimile or electronic mail (in PDF or .tiff format) shall be deemed effective as manual delivery.

IN WITNESS WHEREOF, the Assignee and Assignor have executed this Assignment Agreement as of the Effective Date.

Signatures on next Page

SIGNATURE PAGE TO INCOMM ASSIGNMENT AGREEMENT

ASSIGNOR

RWJ Advanced Marketing, LLC, a Georgia limited liability company

By: ______________________
Name: Greg Bauer
Title: Director

Dated this ___ day of ____________, 2022

GREGORY BAUER, an individual

By: ______________________
Name: Gregory Bauer

Dated this 26 day of sept, 2022

ROBERT WARREN JACKSON, an individual

By: ______________________
Name: Robert Warren Jackson

RWJ Advanced Marketing, LLC, a Florida limited liability company

By: ______________________
Name: Greg Bauer
Title: Director

Dated this 26 day of Sept, 2022

ASSIGNEE

GBT Technologies Inc, a Nevada corporation

By: ______________________
Name: Mansour Khatib
Title: CEO

Dated this 23 day of September, 2022

SIGNATURE PAGE TO INCOMM ASSIGNMENT AGREEMENT

ASSIGNOR

RWJ Advanced Marketing, LLC, a Georgia limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

Dated this ___ day of ____________, 2022

GREGORY BAUER, an individual

By: ______________________________
Name: Gregory Bauer

Dated this ___ day of ____________, 2022

ROBERT WARREN JACKSON, an individual

By: ______________________________
Name: Robert Warren Jackson

RWJ Advanced Marketing, LLC, a Florida limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

Dated this __ day of ____________, 2022

ASSIGNEE

GBT Technologies Inc, a Nevada corporation

By: ______________________________
Name: Mansour Khatib
Title: CEO

Dated this 23 day of September, 2022

8/9/16

MASTER DISTRIBUTION AND SERVICE AGREEMENT

THIS MASTER DISTRIBUTION AND SERVICE AGREEMENT ("Agreement") is entered into, by and between INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., a Florida corporation, with its principal place of business at 250 Williams Street, Suite 5-2002, Atlanta, Georgia 30303 ("InComm"), and W.L. PETREY WHOLESALE COMPANY, INC., d/b/a UGO-HUB, an Alabama corporation, with its principal place of business at 10345 Petrey Highway, Luverne, Alabama 36049-4406 ("Customer"). This Agreement shall become effective upon execution by both parties hereinbelow (the "Effective Date").

WHEREAS, InComm produces, markets, distributes, promotes, processes, sells, loads, and/or reloads (a) a wide range of prepaid products, stored value products, and other similar products and services, including, but not limited to, long distance phone cards, wireless airtime replenishment cards, wireless handset phone-in-box and SIM-card products, lock/unlock services related to software, wireless handsets and other products, digital media content cards, gaming cards, subscription cards, music download cards, open-loop stored value cards (including without limitation reloadable, non-reloadable, and restricted access network cards), closed-loop gift cards, stored value digital codes, as well as any other prepaid products, stored value products or other products and services identified in the Schedules attached hereto, and (b) money-transmission products and services, including but not limited to, walk-in bill payment, account top-up, and other money-transmission products and services (each including but not limited to, via barcode or QR code). Additionally, InComm provides certain services relating to such products and services, including, but not limited to activation services, digital code delivery services, balance inquiry services, PIN delivery services, and any other services relating to the prepaid, stored value, and other products and offered by InComm. As used herein, "card", "product", service" and/or "program" is used generically and includes all forms of prepaid products, stored value products, money-transmission products and services, and other products and services, including, but not limited to, cards, PIN-on-receipt, electronic barcodes, QR codes, chits, and digital codes;

WHEREAS, any cards, products, programs or services supplied or provided to Customer by InComm or otherwise identified in the Schedules attached hereto, any other prepaid products, stored value products and other similar products and services, and any money transmission products and service, regardless of the manner or method of delivery to the consumer, are hereinafter sometimes collectively referred to as the "Prepaid, Stored Value or Money Transmission Products and Services or Products and Services";

WHEREAS, InComm competes in the worldwide market for Prepaid, Stored Value or Money Transmission Products and Services and has established a marketing and distribution network for Prepaid, Stored Value or Money Transmission Products and Services;

WHEREAS, Customer-operates under a direct store lease program through retail outlets, stores and/or locations, ecommerce platforms or other Internet-based sales websites, and/or customer loyalty programs in the United States owned and/or operated by its customers. ("Customer's Stores");

WHEREAS, Customer desires to obtain prepaid and/or stored-value products and services delineated on the Schedules to this Agreement exclusively from InComm to distribute, market, resell, process, load, reload or provide balance inquiry or related services at Customer's Stores;

WHEREAS, the parties wish to set forth the terms and conditions that shall govern the relationship between the parties; and

WHEREAS, the parties acknowledge that this is a binding and enforceable agreement and agree to abide by the promises and covenants contained herein.

NOW, THEREFORE, in consideration of these premises, and the covenants and mutual promises hereinafter set forth, the parties hereto agree as follows:

8/5/16
[handwritten initials]

1. AGREEMENT

1.1 Products and Services Offered. InComm agrees to sell to Customer those Prepaid, Stored Value or Money Transmission Products and Services as described in the schedule(s) attached hereto and made a part hereof (the "Schedules"). Customer agrees to pay all charges associated with InComm's provision of such Prepaid, Stored Value or Money Transmission Products and Services in accordance with the payment provisions contained herein. To the extent that any provision in any Schedule conflicts with this Agreement, the Schedule shall control. The parties agree to negotiate in good faith to add other products and services offered by InComm to this Agreement from time-to-time upon terms and conditions as are mutually agreed by the parties, such terms and conditions to be added to this Agreement by written addendum executed by both parties. The availability of any and all Prepaid, Stored Value or Money Transmission Products and Services is subject to change upon notice by InComm or the provider of such Prepaid, Stored Value or Money Transmission Products and Services, as applicable.

1.2 Term. The term of this Agreement shall commence sixty (60) days from the date on which this Agreement is signed by both parties or on the date the first transaction from the sale of Products hereunder is transacted through the SoftGate terminal connection, whichever shall occur first (the "Commencement Date") and shall continue for a period of four (4) years thereafter (the "Initial Term"). This Agreement shall be automatically extended after the Initial Term for successive consecutive terms of one (1) year (a "Renewal Term") unless either party gives written notice of termination at least ninety (90) days prior to the expiration of the term in effect or unless otherwise terminated in accordance with the termination provisions hereof. The Initial Term and any Renewal Terms are sometimes collectively referred to herein as the "Term".

1.3 Marketing/Merchandising of Products and Services. Customer shall use its commercially reasonable efforts to market, promote and sell the Prepaid, Stored Value or Money Transmission Products and Services available hereunder to the same degree it would any of its other major products and services. Customer will post in its Stores all materials as required by InComm to ensure compliance with Applicable Law (as defined in Section 11.16 below). Additionally, Customer will provide consumers with any disclosures, terms and conditions, and redemption instructions relating to the Prepaid, Stored Value or Money Transmission Products and Services which are to be made available to or delivered to consumers as required by the providers of such Prepaid, Stored Value or Money Transmission Products and Services or InComm, including without limitation, all disclosures and terms and conditions required by Applicable Law.

1.4 Commitment/Exclusivity; Right of First Refusal.

(a) Customer shall not, directly or indirectly, (i) produce, market, distribute, process, sell, load, and/or reload, (ii) obtain services relating to, or (iii) otherwise promote in Customer's Stores or otherwise in the United States, any Prepaid, Stored Value or Money Transmission Products and Services other than those obtained by Customer from InComm.

(b) In the event Customer desires to offer to its consumers Products and/or Services other than those set forth on the Schedules attached hereto (each, an "Additional Product"), Customer shall provide InComm with written notice identifying the desired Additional Product (the "Additional Product Notice"), and InComm shall have ten (10) days from receipt of such Additional Product Notice to respond to the Additional Product Notice. If InComm responds to the Additional Product Notice within ten (10) days with a decision to secure the right to provide the Additional Product to Customer ("Additional Product Response"), InComm shall have forty-five (45) days from the date of the Additional Product Notice to provide the Additional Product to Customer. If InComm (i) fails to respond within ten (10) days to the Additional Product Notice, or (ii) responds within ten (10) days to the Additional Product Notice with a decision to not secure the right to provide to Customer the Additional Product, or (iii) is unable to provide the Additional Product within ninety (90) days from the date of the Additional Product Notice, then Customer may obtain such

Additional Product directly from any third party except Blackhawk Network or its Affiliates, and such activity shall not be in violation of this Section 1.4. For purposes of this Section 1(4)(b), written notice by electronic mail is sufficient. Each Party reserves the right to independently determine whether the addition of the Additional Product is financially feasible as it relates solely to that party and in so doing, each party reserves the right to reject the addition of any Additional Product determined not to be financially feasible in that party's sole determination. The parties may choose, but are not required, to work together to bring about financial feasibility of any Additional Product for the party in whose determination the Additional Product is not financially feasible.

Notwithstanding anything to the contrary set forth in this Section 1.4 InComm acknowledges Customer currently distributes, markets, process, purchases, loads, reloads as of the Effective Date the prepaid and/or stored value products listed on Exhibit 1 hereto, and that Customer's continued distribution, marketing, processing, purchasing, loading, reloading of such prepaid and/or stored value products shall not be a breach of this Section 1.4.

1.5 Additional Terms and Conditions. Customer acknowledges and agrees that in order to be eligible to market, distribute, process, sell, load, reload and/or promote certain Prepaid, Stored Value or Money Transmission Products and Services it may be required to agree to certain additional specific terms and conditions, marketing agreements, service level agreements, codes of conduct, business ethics, or other agreements or requirements as required by certain providers of Prepaid, Stored Value or Money Transmission Products and Services ("Provider Terms"). Customer shall comply with such Provider Terms as required by each applicable service provider, which Provider Terms shall be incorporated herein by reference and which can be obtained at http://mca.incomm.com.

1.6 Bulk Losses of Product. In the event (a) Customer obtains tangible Prepaid, Stored Value or Money Transmission Products (e.g., stored value cards) from InComm for sale to consumers, and (b) a bulk loss of products occurs while such products are in Customer's possession, Customer shall be responsible for reimbursement of the cost of production of such products. For purposes of this Agreement, a "bulk loss" shall occur when more than two hundred and fifty (250) cards are lost, stolen or destroyed while in Customer's possession. Customer shall be responsible for the reimbursement cost of thirty five cents ($.35) per card for each such bulk loss.

1.7 Integration/Connectivity. The parties agree that certain technology is necessary to establish host-to-host integration/connectivity between Customer and InComm. Each party will cover its respective costs associated with such integration/connectivity and that they will work together cooperatively to resolve any issues related thereto.

1.8 Transaction Processing; Transition; Transaction Fees. The parties acknowledge that as of the Commencement Date, Customer utilizes SoftGate as its processor. Notwithstanding the foregoing, the parties further acknowledge and agree that Customer wishes and intends to transition its transaction processing functions to InComm's processing platform as soon as possible and that the parties will work diligently together to bring about this transition in as timely a manner as possible. Thereafter, and starting with Customer's first transaction on InComm's processing platform for each transaction processed through the InComm processing platform, Customer shall make payment of $0.05 per transaction ("Transaction Processing Fee") to InComm. InComm shall invoice Customer, and Customer shall make payment, for the Transaction Processing Fee on a monthly, net 2, basis.

1.9 Authorized Merchants. Subject to the conditions contained herein, Customer is not authorized to offer the Products and Services to merchants who own and operate twenty-six (26) or more retail locations without InComm's prior approval, except as to existing customers of Customer as of the Effective Date of this agreement. A list of Customer's customers exceeding twenty-six (26) or more retail locations as of the Effective Date of this Agreement is attached hereto as Exhibit 2. Customer may only sell the Products and Services to those merchants who own and operate physical retail locations. Products and Services may not be sold by

Customer or any merchant via mail order, telephone or internet sales. Notwithstanding anything contained herein, Customer may not sell the Products and Services to those merchants who InComm in its reasonable discretion determines would reflect poorly on InComm or the Providers. InComm agrees to notify Customer if one of Customer's current retailers who owns or operates twenty-six (26) or more retail locations contacts InComm to establish a direct relationship with InComm

2. ORDERS/PAYMENT

2.1 Orders. Customer shall place orders for Prepaid, Stored Value or Money Transmission Products and Services to be sold via Customer's Stores in a manner mutually agreed upon by the parties.

2.2 Payment. All payments due from Customer to InComm for Prepaid, Stored Value or Money Transmission Products and Services sold via Customer's Stores, and any applicable fees owed, shall be paid via ACH debit (the "ACH Debit"), and Customer hereby authorizes InComm to sweep Customer's designated account by such ACH Debit. Such ACH Debits for amounts owed by Customer to InComm shall be performed on the schedule(s) set forth below. All amounts paid to InComm by Customer shall be remitted in U. S. Dollars unless otherwise agreed to in writing by the parties. Promptly after execution of this Agreement (but in any event before implementation), Customer shall complete, execute and deliver to InComm all forms necessary for InComm to perform the ACH Debit. InComm will provide to Customer a report describing the Prepaid, Stored Value or Money Transmission Products and Services sold via Customer's Stores for which the ACH Debit was performed. Any failure by InComm to perform an ACH Debit as authorized hereunder shall not be construed in any manner as a waiver of the Customer's obligation to pay any amounts due hereunder. All amounts due by Customer to InComm shall be paid without any deduction, revision or set-off whatsoever. In the event that adequate funds are not available at the time of any ACH Debit performed by InComm, in addition to any other rights available in this Agreement or at law or in equity, (a) all unpaid amounts shall be subject to a late fee equal to one and one-half percent (1.5%) per month of the total unpaid balance; and (b) InComm may immediately suspend the ability for Customer's Stores to sell any Prepaid, Stored Value or Money Transmission Products and Services until InComm has received payment in full of all outstanding amounts, including any late fees. Additionally, Customer shall be liable to InComm for all banking charges or fees incurred by InComm as a result of any failed or rejected ACH Debit attempts (including without limitation a minimum thirty five dollar ($35) charge per such failed or rejected ACH Debit) in connection with Customer's designated account. Notwithstanding the foregoing, in the event that any payment terms set forth on any applicable attached Schedule(s) conflict with this Section 2.2, the payment terms set forth on such Schedule shall control.

(a) Face or Load Value of Products and Services. Customer will remit payment to InComm by ACH Debit for the face or load value of Money Transmission Products and Services sold, *less* any applicable discount(s) set forth on the applicable Schedules hereto.

(b) Deposit. Upon execution of this Agreement, Customer will deposit an amount equal to Ten Thousand Dollars ($10,000.00) (the "Deposit") into an InComm bank account at a financial institution designated by InComm (the "Deposit Account"). InComm will use the Deposit to satisfy any and all amounts owed for the Prepaid, Stored Value or Money Transmission Products and Services sold by Customer's Stores. InComm may, in its sole discretion, immediately suspend the ability for Customer Stores to sell any Prepaid, Stored Value or Money Transmission Products and Services if amounts owed to InComm by Customer exceed the available Deposit until Customer replenishes the Deposit Account. All amounts due by Customer to InComm shall be paid without any deduction, revision or set-off whatsoever. The Deposit amount is intended to equal the forecasted amount of gross sales of Prepaid, Stored Value or Money Transmission Products and Services at Customer's Stores for a two (2) week period. In the event that amounts owed to InComm by Customer begin to regularly exceed the available Deposit, Customer agrees that it will increase the amount of the Deposit to cover the greater anticipated amounts owed. After InComm draws on the Deposit Account to satisfy amounts owed by Customer, Customer agrees to fully replenish the Deposit such that the Deposit amount does not remain below Ten Thousand Dollars ($10,000.00). InComm shall reevaluate such Deposit amount during each holiday season and may require Customer, at InComm's sole discretion, to increase such Deposit

amount as necessary to cover any and all amounts owed for the Prepaid, Stored Value or Money Transmission Products and Services sold via Customer's Stores during each holiday season. In the event InComm requires such Deposit amount to increase during each holiday season, InComm shall lower the Deposit amount after the holiday season, but in no event shall such Deposit amount ever fall below Ten Thousand Dollars ($10,000.00) unless otherwise agreed upon in writing by the parties.

(c) Program Fees. All amounts owed for applicable program fees shall be paid by Customer to InComm as set forth on the applicable Schedule hereto.

2.3 Billing Disputes. Customer shall have the right to reasonably dispute any of the charges contained in a reconciliation or an invoice for a period of thirty (30) days after the date of the reconciliation or invoice (the "Reconciliation Date"), provided that: (i) InComm receives payment in full for all charges on or before the date such payment is due, (ii) Customer presents a written statement of the purported billing discrepancies to InComm in reasonable detail on or before the thirtieth (30th) day after the Reconciliation Date, and (iii) Customer negotiates in good faith with InComm for the purpose of resolving such dispute. In the event such dispute is mutually agreed upon and resolved in favor of Customer, Customer will receive a credit for the disputed charges. InComm shall not be obligated to consider any Customer notice of any billing discrepancies which are received by InComm more than thirty (30) days after the Reconciliation Date.

2.4 Credit. If at any time there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to InComm, InComm may elect, in its sole discretion, to condition the sale of Prepaid, Stored Value or Money Transmission Products and Services on Customer's assurance of payment which shall be modified payment terms, a deposit and/or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to, (i) Customer's default of its obligations to InComm under this or any other agreement with InComm, (ii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to InComm or any entity Affiliated with InComm or which is a greater credit risk than Customer as determined by InComm in its sole discretion, (iii) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer, (iv) late payment by Customer, (v) inadequate funds available at the time of any ACH Debit performed by InComm or (vi) Customer's receipt of a credit agency rating downgrade.

2.5 Taxes. Except as is otherwise set forth in this Agreement, for purposes of all sales, use and other similar transaction taxes, InComm and Customer shall treat the sale of each Prepaid, Stored Value or Money Transmission Product and Service from InComm to Customer hereunder as a wholesale purchase by Customer in exchange for the applicable price(s) set forth herein, followed by a resale of such Prepaid, Stored Value or Money Transmission Product and Service by Customer to Customer's patron. Customer shall have the sole responsibility to collect and remit all sales, use and other similar transaction taxes incurred upon the resale of such Prepaid, Stored Value or Money Transmission Products and Services by Customer to Customer's patrons. Prior to or contemporaneously with Customer's execution of this Agreement, Customer shall provide InComm with a resale certificate or other legally sufficient ground for InComm to forbear collecting such tax; *provided however*, that if any resale certificate or other ground for exemption furnished by Customer to InComm is found to be insufficient and there is a claim against InComm for any sales, use or similar taxes because of such insufficiency, or if there is any other claim against InComm for any sales, use or similar taxes regarding which Customer has the responsibility to collect and remit, Customer shall hold InComm harmless from and against all liabilities incurred in connection with the imposition of any such sales, use or other similar tax on InComm, including any associated interest, penalties and additions to tax.

2.6 Intentionally Omitted.

2.7 Risk of Loss. Upon InComm's transmission of Prepaid, Stored Value or Money Transmission Products and Services to Customer or its designated recipient(s), title to and risk of loss of each such Prepaid, Stored Value or Money Transmission Product and Service will pass to Customer. InComm will have no liability

8/9/16

to Customer or to any third party for any loss, theft or misuse of any Prepaid, Stored Value or Money Transmission Products and Services that InComm has transmitted to Customer (or its designated recipient(s)). Neither InComm nor any of its Affiliates has any obligation to monitor or investigate the use of any Prepaid, Stored Value or Money Transmission Products and Services transmitted to Customer or Customer's designated recipient(s). Customer shall pay InComm for all Prepaid, Stored Value or Money Transmission Products and Services ordered from InComm, notwithstanding any inability of Customer to collect payment from any of its customers. InComm reserves the right to reject any order or the fulfillment of any order or any part thereof, in the event InComm reasonably believes such order to (a) be fraudulent, unauthorized, incomplete or false, or subject to any other dishonest or illegal conduct, or (b) violate Applicable Law.

3. INCOMM TECHNOLOGY

3.1 Title and Ownership. Title and ownership of the technology utilized to provide the services hereunder, including without limitation, any Prepaid, Stored Value or Money Transmission Products and Services, any terminals provided by InComm, any communications specifications supplied by InComm for use in connection with the Prepaid, Stored Value or Money Transmission Products and Services hereunder, InComm's Virtual Terminal System, InComm's FastCard POSA System, InComm FastPIN Electronic PIN Delivery System, any application program interface ("API"), mobile application, or mobile web application, and any other services delivered by InComm to Customer or consumers under this Agreement, including any modifications or enhancements thereto or derivative works created therefrom (collectively, the "InComm Technology"), shall remain vested solely in InComm or its Affiliates. Customer shall have no ownership rights or other rights in the InComm Technology. During the term of this Agreement and when Customer is reselling those Prepaid, Stored Value or Money Transmission Products and Services which are described in the Schedules and purchased from InComm, Customer is a beneficiary of InComm's proprietary and intellectual property as such relates to the distribution and sale of such Prepaid, Stored Value or Money Transmission Products and Services.

3.2 Assignment and Cooperation. To the extent that Customer contributes, in whole or in part, to any improvement(s) or modification(s) to the InComm Technology, Customer hereby assigns to InComm all right, title and interest in and to such improvement(s) and modification(s). Further, Customer agrees that (a) it will not seek, and that it will require its employees, agents and representatives (including third party contractors) not to seek patent, copyright, trademark, registered design, or other protection for any rights in and to the improvement(s) or modification(s), and (b) it will do and will require its employees, agents and representatives (including third party contractors) to do, at InComm's expense, all things and execute all documents as InComm may reasonably require to vest in InComm or its nominees any protection for the improvement(s) and modification(s) that InComm deems appropriate.

4. USE OF MARKS

4.1 Marks. Each party acknowledges and agrees that the Prepaid, Stored Value or Money Transmission Products and Services marketed, distributed, serviced or otherwise covered under or contemplated by this Agreement may contain the trade names, service marks, brands and trademarks of the other party or its Affiliates or the trade names, service marks, brands and trademarks of third-party service providers (collectively, the "Marks"). Each party and/or its Affiliates represents and warrants to the other that, to the extent such party uses the Marks in furtherance of its obligations under this Agreement, it has the right to use, whether by ownership or license, such Marks, and the use thereof does not violate any agreement binding upon such party nor any patent, copyright, trademark, service mark or other right of any person. Further, each party acknowledges and agrees that all goodwill and other rights associated with use of the Marks shall inure to the benefit of the owner or licensee of such Marks.

4.2 License Grant of a Party's Marks. Each party hereby grants to the other a limited, revocable, non-transferable, non-exclusive, non-sublicensable license for the term of the Agreement to use its Marks for the sole purpose of fulfilling its obligations under this Agreement.

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4.3 Permitted Use of Marks. Each party agrees not to display or use any of the Marks of the other party and shall not permit the same to be displayed or used by third parties, other than in connection with the sale, marketing, distribution or promotion of the Prepaid, Stored Value or Money Transmission Products and Services hereunder or otherwise in accordance with this Agreement. Customer agrees not to display or use any of the third-party provider Marks and shall not permit the same to be displayed or used by third parties, without the prior written approval of InComm or the applicable third-party provider. In the absence of specific prior written consent from a party, the other party shall not use any part of any of the Marks as part of its own name or any in other manner not so approved by the other party. Each party's Marks are proprietary to it and its Affiliates and nothing in this Agreement constitutes the grant of a general license for their use.

4.4 Effect of Expiration or Termination. Upon expiration or termination of this Agreement, any and all rights or privileges of a party to use the Marks of the other party or the third-party provider Marks shall immediately expire, and each party shall immediately discontinue the use thereof.

5. PROPRIETARY INFORMATION/SECURITY

5.1 Proprietary Information. Except as expressly set forth below in this Section 5, InComm and Customer shall maintain in confidence the terms of this Agreement. It is expected that pursuant to discussions which have taken place prior to and following the Effective Date of this Agreement, the parties may disclose to one another certain information, as defined herein, which is considered by the disclosing party to be Proprietary Information (as hereinafter defined). "Proprietary Information" is defined as any information, communication or data, in any form, including, but not limited to oral, written, graphic or electronic forms, models or samples, which the disclosing party identifies as confidential or which is of such a nature that the receiving party should reasonably understand that the disclosing party desires to protect such information, communication or data against unrestricted disclosure or use, including without limitation, business information, financial data and marketing data. If requested in writing by the disclosing party, upon termination or expiration of this Agreement, the receiving party will promptly return or destroy all documents and other tangible materials provided by disclosing party containing any Proprietary Information.

5.2 Non-Disclosure. All Proprietary Information shall remain the sole property of the disclosing party and its confidentiality shall be maintained and protected by the receiving party with the same degree of care as the receiving party uses for its own confidential and proprietary information, but in no event, less than a reasonable degree of care. The receiving party shall not use the Proprietary Information of the other party except as necessary to fulfill its obligations under this Agreement, shall limit access to any Proprietary Information to its Affiliates, employees, independent contractors, and agents who are under a contractual obligation to maintain the confidentiality of such information, and shall not disclose such Proprietary Information to any third party without the prior written consent of the disclosing party. The restrictions on the use or disclosure of any Proprietary Information shall not apply to any Proprietary Information: (a) after it has become generally available to the public without breach of this Agreement by the receiving party; (b) is rightfully in the receiving party's possession prior to disclosure as evidenced by competent written proof; (c) is independently developed by the receiving party without reliance on the Proprietary Information; (d) is rightfully received by the receiving party from a third party without a duty of confidentiality; or (e) is disclosed under operation of law. In the event the receiving party is required to disclose any Proprietary Information under operation of law, the receiving party shall: (i) give prior written notice of such disclosure to the disclosing party; (ii) limit such disclosure to the extent practicable; and (iii) make such disclosure only to the extent so required. The confidentiality obligations of the parties herein shall be effective during the Term and for a period of three (3) years from the expiration or termination of this Agreement. Notwithstanding the foregoing, the parties shall maintain the secrecy and confidentiality of any trade secrets of either party indefinitely so long as they remain trade secrets.

5.3 Access to the InComm APIs. Customer agrees that it shall only permit authorized personnel utilizing the security credentials provided by InComm to access the InComm APIs and such authorized personnel shall only access the InComm APIs using authorized workstations at Customer-operated Stores.

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Customer shall be responsible for any costs involved in setting up its own properly authorized computer or broadband connections or other equipment suitable for accessing and using the InComm APIs at the Customer's Stores. Customer shall not undertake any action which would restrict or limit InComm's access to the InComm API records for purposes of collecting information to support InComm's reporting system or otherwise. Customer shall immediately discontinue use of the InComm APIs and remove any related software from its respective systems immediately upon expiration or any termination of this Agreement. Customer shall (a) safeguard the security credentials and prevent unauthorized access of the InComm APIs, (b) be responsible for any transaction which is attempted or initiated using such security credentials, and (c) indemnify and hold harmless InComm, its Affiliates, sureties, officers, directors, agents, employees, parents and subsidiaries, from any and all Third Party Claims (as defined in Section 7.1 below) arising out of or in connection with any access or use of the InComm APIs by Customer, its employees, agents or representatives, or any person utilizing any such security credentials.

5.4 Relief. Notwithstanding any provision of this Agreement to the contrary, the parties acknowledges and agrees that any breach or attempted breach of its obligations in this Section 5 may cause the other party to suffer irreparable injury, including, but not limited to, harm to goodwill, diminishment of competitive positions in the marketplace, and lost opportunities to distribute unique products, the dollar value of which will be difficult, if not impossible, to determine, and for which money damages will not provide complete relief. Therefore, in the event of any such breach or attempted breach of Section 5 of this Agreement, the affected party shall be entitled to the entry of temporary and/or permanent injunctions and orders of specific performance enforcing its rights and the other party's obligations under Section 5 of this Agreement. To the extent permitted by applicable law, such relief shall be available without the necessity of posting a bond, cash or otherwise. Such equitable relief shall be in addition to, and in no way shall limit, any other rights or remedies which such affected party may have at law or in equity.

6. REPRESENTATIONS AND WARRANTIES

6.1 Customer. Customer represents, warrants, covenants and agrees that (a) it is authorized to enter into this Agreement, and its entry into and performance of its obligations under this Agreement do not violate, and will not cause a default under, any other agreement to which Customer is or becomes a party; (b) it will perform its obligations under this Agreement in compliance with Applicable Law; (c) its intellectual property will not infringe upon, misappropriate or violate any other party's intellectual property rights, including, without limitation, any patent, trademark or copyright; (d) it has all licenses required to perform its obligations under the Agreement; (e) it shall implement appropriate administrative, technical, and physical safeguards designed to ensure the security of its connection to the InComm APIs, protect against any anticipated threats or hazards to the security or integrity of the InComm APIs and protect against unauthorized access to or use of the InComm APIs that could result in substantial harm or inconvenience to InComm; and (f) it shall be solely responsible for any fraud occurring or originating on Customer's technology network or systems.

6.2 InComm. InComm represents, warrants, covenants and agrees that (a) it is authorized to enter into this Agreement, and its entry into and performance of its obligations under this Agreement do not violate, and will not cause a default under, any other agreement to which InComm is or becomes a party; (b) it will perform its obligations under this Agreement in compliance with Applicable Law; (c) the InComm Technology will not infringe upon, misappropriate or violate any other party's intellectual property rights, including, without limitation, any patent, trademark or copyright; (d) it has all licenses required to perform its obligations under the Agreement; and (e) it shall be solely responsible for any fraud occurring or originating on InComm's technology network or systems.

7. INDEMNIFICATION

7.1 Mutual. Each party (an "Indemnifying Party") shall defend, indemnify and hold harmless the other party, its parent(s), subsidiaries and/or Affiliates, and its and their respective officers, employees, shareholders, and agents (collectively, an "Indemnified Party"), from and against any and all third party

claims (including without limitation, any third party action, loss, damage, or liability arising under any federal, state or other statutes, regulations, ordinances, or common law) and expenses, including without limitation reasonable attorneys' fees and costs (collectively "Third Party Claims"), arising from or in connection with (a) any breach by the Indemnifying Party (or any person or entity acting on behalf of the Indemnifying Party) of this Agreement, (b) the acts or omissions of the Indemnifying Party (or any person or entity acting on behalf of the Indemnifying Party), and/or (c) an Indemnified Party's authorized use of the Marks.

7.2 Conditions on Indemnification. The duty of an Indemnifying Party to indemnify and defend an Indemnified Party shall be conditioned upon the Indemnified Party (a) notifying the Indemnifying Party of any actual or threatened Third Party Claim promptly, and (b) cooperating with the Indemnifying Party to defend such actual or threatened Third Party Claim. The defense of any Third Party shall be conducted by competent counsel employed by the Indemnifying Party and approved by the Indemnified Party (which approval will not be unreasonably withheld, conditioned or delayed). The Indemnified Party shall be entitled, at its own cost and expense (which shall not constitute damages), to participate in such defense and to be represented by counsel of its own choosing. Neither an Indemnified Party nor an Indemnifying Party may settle or compromise any Third Party Claim without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed in light of all factors of reasonable importance to such party.

8. DISCLAIMER; LIMITATION OF LIABILITY

8.1 Disclaimer. INCOMM EXPRESSLY DISCLAIMS ANY, AND OTHERWISE MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO CUSTOMER, ITS CUSTOMERS OR TO ANY OTHER PERSON, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, OF ANY PRODUCTS AND SERVICES, MATERIALS OR TERMINALS PROVIDED UNDER THIS AGREEMENT. THE INCOMM TECHNOLOGY (INCLUDING WITHOUT LIMITATION, THE INCOMM APIs) IS PROVIDED "AS-IS" ON AN "AS AVAILABLE" BASIS. INCOMM MAKES NO WARRANTIES THAT INCOMM WILL PROVIDE ERROR-FREE OR UNINTERRUPTED OPERATION OF THE INCOMM TECHNOLOGY.

8.2 Limitation of Liability. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, INCOMM SHALL NOT BE LIABLE TO CUSTOMER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION, ANY DAMAGES CLAIMED FOR LOSS OF INCOME, REVENUE, OR PROFITS OR FOR LOSS OF GOODWILL) ARISING FROM OR RELATED TO IN ANY MANNER ANY PRODUCTS, SERVICES, MATERIALS OR TERMINALS PROVIDED PURSUANT TO THIS AGREEMENT. UNLESS OTHERWISE EXPRESSLY INDICATED, NONE OF THE UNDERLYING PRODUCTS OR SERVICES ARE PROVIDED BY INCOMM. UNDER NO CIRCUMSTANCES SHALL INCOMM BE LIABLE TO CUSTOMER OR ANY OTHER PERSON OR ENTITY FOR ANY LOSS, INJURY OR DAMAGE, OF WHATEVER KIND OR NATURE, RESULTING FROM OR ARISING OUT OF ANY MISTAKES, ERRORS, OMISSIONS OR DELAYS ARISING OUT OF OR IN CONNECTION WITH THE PRODUCTS AND SERVICES OR USE OF ANY PRODUCTS OR SERVICES.

9. TERMINATION/SUSPENSION

9.1 Material Breach. Except for Customer's obligations set forth in Sections 9.2 and 9.3 below, either party may terminate this Agreement upon a material breach by the other party, which the breaching party does not cure within thirty (30) days after receiving written notice thereof from the other party.

9.2 Failure to Pay. InComm shall have the right to terminate this Agreement if Customer fails to pay InComm any and all amounts due hereunder; *provided however*, that InComm provides Customer with written notice of its failure to pay and Customer fails to cure such failure within five (5) days after its receipt of InComm's written notice.

9.3 Suspension. Without limiting anything in this Agreement, if at any time InComm reasonably believes that the Prepaid, Stored Value or Money Transmission Products and Services are being used for fraudulent, illegal or unauthorized activities, InComm may immediately suspend the ability for Customer to sell Prepaid, Stored Value or Money Transmission Products and Services upon written notice to Customer (which may include electronic mail), until such time as the alleged fraud or illegal or unauthorized activity is cured or it is determined that no such fraud or illegal or unauthorized activity has occurred.

9.4 Regulatory Authorities. If any regulatory authority, including the Federal Communications Commission, state public service commissions, or other authority having jurisdiction over any of the Prepaid, Stored Value or Money Transmission Products and Services provided hereunder (a) determines, at any time, that the distribution of any of the Prepaid, Stored Value or Money Transmission Products and Services hereunder, or any other programs or services provided by InComm, are unlawful, or (b) changes any regulation or law which materially affects the Prepaid, Stored Value or Money Transmission Products and Services distributed or provided by InComm (collectively, a "Regulatory Determination"), then InComm shall have the right to modify the affected Prepaid, Stored Value or Money Transmission Products and Services as InComm determines may be necessary to overcome or respond to such Regulatory Determination, and Customer will work in good faith with InComm in such regard. In the event that any such Regulatory Determination cannot be overcome or resolved, InComm may terminate any applicable program or portions of this Agreement and any Schedule affected thereby, and/or discontinue the distribution of any affected Prepaid, Stored Value or Money Transmission Products and Services with no impact to the remaining portions of the Agreement or Schedule. In such event, neither party shall be subject to any termination liability in accordance with the applicable authority's order.

9.5 Accrued Rights. No termination of this Agreement shall affect any accrued rights or obligations of either party as of the effective date of such termination, nor shall it affect any rights or obligations of either party, which are intended by the parties to survive any such termination, which include without limitation, each party's representations, warranties and covenants.

10. NOTICE

Every notice, consent, approval, or other communications required or contemplated by this Agreement (except for routine business communications that do not affect the validity or enforceability of this Agreement) shall be in writing and shall be delivered in person or by Federal Express or any other nationally recognized overnight carrier where proof of delivery is obtainable, addressed to:

As to InComm:	As to Customer:
Brooks Smith, President & CEO	Robert Warren Jackson, CEO
Interactive Communications International, Inc.	W.L. Petrey Wholesale Company, Inc
250 Williams Street, Suite 5-2002	P.O. Box 68
Atlanta, Georgia 30303	Luverne, AL 36049
with a copy to:	
Legal Department	Norman Parks, CFO

or at such other address as the intended recipient previously shall have designated by written notice to the other party.

11. MISCELLANEOUS

GBT SUBP RESP000166

11.1 No waiver of rights. Failure of either party at any time to require the other party's performance of any obligation under this Agreement shall not affect the right to require performance of this obligation. Any waiver by either party of any breach of any provision hereof shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver or modification of the provision itself, or a waiver of modification of any right under this Agreement.

11.2 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, regardless of conflict of law principals. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State of Florida located in Palm Beach County or in the United States District Court for the Southern District of Florida, for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any party hereto; and hereby waive and agree not to assert as a defense or otherwise, in any such suit action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such court.

11.3 Force Majeure. InComm shall be excused from performance of this Agreement, or any obligation hereunder, if and to the extent its performance or obligation is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or like acts of God, wars, revolution, civil commotion, explosion, fiber cuts, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, failure of equipment, delays or non-performance of suppliers or carriers, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of InComm. InComm shall provide Customer verbal notification of any "force majeure" event which may affect InComm's ability to perform its obligations under this Agreement.

11.4 Severability. In the event any portion of this Agreement may be determined by any governmental body having jurisdiction hereover, or by any court of competent jurisdiction, to be unenforceable, the balance of the Agreement shall be severed therefrom and shall remain in full force and effect unless a failure of consideration would thereby result.

11.5 Attorneys' Fees. If any legal action is necessary in order to enforce any of the terms of the Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs from the non-prevailing party.

11.6 Affiliates. For purposes of this Agreement, the term "Affiliate," wherever it shall be used, shall mean, with respect to a party, any person, firm, corporation, partnership (including, without limitation, general partnerships, limited partnerships, and limited liability partnerships), limited liability company, or other entity that now or in the future, directly Controls, is Controlled with or by or is under common Control with a party. "Control" shall mean the possession, direct or indirect, of the power to vote more than fifty percent (50%) of the securities that have ordinary voting power for the election of directors of any entity, or to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or by contract or otherwise. Customer and InComm agree that any reference to InComm in this Agreement (including any Schedules or Exhibits hereto) may include InComm's Affiliates. During the Term, Prepaid, Stored Value or Money Transmission Products and Services provided to Customer hereunder may be provided by InComm or its Affiliates at InComm's discretion. All terms and conditions of the Agreement will apply as equally to InComm's Affiliates as to InComm.

11.7 Costs. Except as expressly provided otherwise in this Agreement, each party will be responsible for all of their own costs and expenses incurred in the negotiation, preparation and performance of its obligations under this Agreement.

8/9/16

11.8 Assignment. Customer may not assign its rights, obligations or liabilities under this Agreement to any other party without the prior written consent of InComm, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Customer must assign this Agreement in connection with the sale of all or substantially all of its assets or business, and shall require the assignee to assume all of Customer's obligations and liabilities under this Agreement; *provided however*, that in such event Customer shall promptly notify InComm in writing of any such assignment. At any time after commencement of services hereunder, InComm may assign its rights, obligations or liabilities under this Agreement to any other party, without the consent of Customer, provided that the assignee or delegee of such rights, obligations or liabilities agrees to perform fully all of InComm's obligations under this Agreement.

11.9 No Agency/Independent Contractor Status. This Agreement does not create an employer-employee relationship between Customer and InComm. Nothing in the Agreement will be construed to create, authorize or constitute a partnership, joint venture or agency relationship of any kind. Neither party shall have the authority to bind the other to any obligation or liability except as provided in this Agreement.

11.10 Customer's Representations. Customer shall not make any representation to any person or entity with respect to the Prepaid, Stored Value or Money Transmission Products and Services provided hereunder that goes beyond the representations made by InComm herein or in any marketing materials that InComm may provide to Customer.

11.11 Amendment. This Agreement may be amended or modified only by an instrument in writing signed by authorized representatives of the parties hereto.

11.12 Headings/Counterparts. The headings of the items and sections contained in this Agreement are for convenience of reference and in no way modify the meaning of such items and sections. The preamble to the Agreement, including the designation of the parties and the various Whereas clauses, are incorporated herein as a substantive portion of the Agreement, just as if they were numbered sections. Any number of counterparts of this Agreement may be signed and delivered and each shall be considered an original and together they shall constitute one agreement.

11.13 Corporate Authority. Each of the parties represents and warrants that the individual executing this Agreement on its behalf has the full corporate power, authority and right to enter into this Agreement and to perform the acts contemplated herein.

11.14 Press Releases: Any press releases or public announcements regarding the subject matter hereof must have prior written approval of both parties prior to distribution.

11.15 Conflicts Between Agreements. In the event of a conflict between the provisions of this Agreement and any other agreement to which InComm and Customer are parties, including any sub-dealer or marketing participant agreements, this Agreement shall control.

11.16 Applicable Law. For the purposes of this Agreement, "Applicable Law" means any and all applicable state or federal laws, rules or regulations in effect during the Term of this Agreement, as may be enacted or amended from time to time, including, without limitation, laws relating to data protection and privacy, Title IV of the Credit Card Accountability Responsibility and Disclosure Act of 2009 and the regulations promulgated thereunder, including, without limitation, those regulations that are applicable to the issuance, display, marketing, promotion, sale, authorization or usage of the Prepaid, Stored Value or Money Transmission Products and Services.

11.17 No Third-Party Beneficiary Rights. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and each party's successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person. No third party, whether a customer of

8/29/16
[initials]

Customer or otherwise, may enforce or rely upon any obligation of, or the exercise of or failure to exercise any right of, Customer or InComm in this Agreement.

11.18 Construction and Interpretation. No rule of construction shall apply to this Agreement which construes ambiguous or unclear language in favor of or against a party by reason of that party's role in drafting this Agreement. No provision hereof shall be construed as a limitation or modification of any other provision hereof.

11.19 Entire Agreement. This Agreement sets forth the entire understanding and supersedes prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them, and neither party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as it contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the party to be bound thereby.

IN TESTIMONY WHEREOF, the parties, by and through their respective duly authorized representatives, have executed this Agreement as of the date and year written below.

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By: [signature]	By: [signature]
Printed Name: Phil Graves	Printed Name: Robert Warren Jackson
Title: President	Title: CEO
Date: 8/29/16	Date: 8/9/16

Pw 8/9/10

EXHIBIT 1

LIST OF PREPAID AND/OR STORED VALUE PRODUCTS DISTRIBUTED, MARKETED, PROCESSED, LOADED AND/OR RELOADED BY CUSTOMER AS OF THE EFFECTIVE DATE

EXHIBIT 1

LIST OF PREPAID AND/OR STORED VALUE PRODUCTS DISTRIBUTED, MARKETED, PROCESSED, LOADED AND/OR RELOADED BY CUSTOMER AS OF THE EFFECTIVE DATE

Operator
8ta South Africa
Access Wireless PIN
Access Wireless Pin $10
Access Wireless Pin $25
Access Wireless Pin $35
Access Wireless Pin $5
Access Wireless Pin $50
Afghan Wireless
Africell Gambia
Africell Uganda
Aircel India
Aircel-India
Airlink $10
Airlink $20
Airlink $30
Airlink $50
Airtel Asia
Airtel Asia
Airtel Bangladesh
Airtel Bharti India
Airtel Ghana
Airtel Int'l
Airtel Int'l
Airtel kenya
Airtel Latin
Airtel Latin
Airtel Mexico
Airtel Mexico
Airtel Nigeria
Airtel Prima
Airtel Prima
Airtel Sri lanka
Airtel-India
Airtel-kenya
Airtel-Rwanda
Airvoice
Airvoice
Airvoice
Airvoice
Airvoice
Airvoice Cash Card
Airvoice Cash Card $10
Airvoice Data
Airvoice GSM
Airvoice GSM
Airvoice GSM $10 Plan Pin
Airvoice GSM Pin $10
Airvoice GSM Pin $20
Airvoice ILD PayGo Pin $5
Airvoice ILD Unlimited Pin $10
Airvoice New
Airvoice New
Airvoice PIN US
Airvoice Unlimited
Airvoice Unlimited
Airvoice Unlimited Talk & Text Pin $20 100MB
Airvoice Unlimited Talk & Text Pin $30 1GB
Airvoice Unlimited Talk & Text Pin $5 25MB
Airvoice Unlimited Talk & Text Pin $50 5GB
H2O RTR PayGo $10
H2O RTR PayGo $100
H2O RTR PayGo $20
H2O RTR PayGo $25
H2O RTR PayGo $30
H2O RTR Unlimited (Month) $30
H2O RTR Unlimited (Month) $35
H2O RTR Unlimited (Month) $40
H2O RTR Unlimited (Month) $50
H2O RTR Unlimited (Month) $60
H2O RTR Unlimited (Month) $65
Hablafacil Spain
Haiti Voila
Happy Movil Spain
Hits Mobile Spain
Homies $1 Promo
Homies No Mas ILD
Hong Da Mobile Spain
Hutch Sri Lanka
Hutchison Three Indonesia
Idea India
Idea- India
Idirect Dial
International
International
International
Inwi Morocco
Iusacell Mexico
IUsacell MXN
I-Wireless Kroger Pin $10
I-Wireless Kroger Pin $25
I-Wireless Kroger Pin $35
I-Wireless Kroger Pin $50
Jawwal Palestine
Kolbi Costa Rica
Lebara Spain
Liberty 24/7 Pin $10
Liberty 24/7 Pin $20 (500 minutes)
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Liberty X
Life Wireless
Life Wireless
Life Wireless
Life Wireless
Life Wireless
Life Wireless
Life Wireless
Life Wireless $10.00
Life Wireless $5.00
Life Wireless International
Life Wireless Unlimited 1 Day Pin $4.95
Life Wireless Unlimited 1-Week Pin $12.95
Red Pocket Universal Pin Unlimited $59.99
Red Pocket Universal Pin Unlimited $69.99
Reliance India
Robi Axiata Bangla
Rok Mobile
Roshan Afghanistan
Safaricom kenya
Sami Swoi Poland
S-Fone Vietnam
Shout Pin $20
Simple Mobile PIN-Refill Only
Simple Mobile RTR
SimpleMobile Pin $10 PayGo ILD Add-On
SimpleMobile Pin $20 Broadband 1.5GB 4G
SimpleMobile Pin $25 TNT ONLY-30day
SimpleMobile Pin $40 4GB 4G
SimpleMobile Pin $40 Broadband 4GB 4G
SimpleMobile Pin $50 TTD 8GB 4G
SimpleMobile Pin $55 TTD 10GB 4G
SimpleMobile Pin $80 TTD 5GB 4G
SimpleMobile RTR $25 TNT ONLY-30day
SimpleMobile RTR $40 4GB 4G
SimpleMobile RTR $50 TTD 8GB 4G
SimpleMobile RTR $55 TTD 10GB 4G
SimpleMobile RTR $80 TTD 5GB 4G
Simyo Spain
Smart Burundi
Smart Philippines
Smart Tanzania
Southern Linc
Southern Linc
Southern Linc
Southern Linc
Southern Linc
Southern Linc Pin $10
Southern Linc Pin $20
Southern Linc Pin $30
Southern Linc Pin $50
Speed Talk Mobile CDMA Pin $30 Unlimited
Speed Talk Mobile CDMA Pin $35 Unlimited
Speed Talk Mobile CDMA Pin $39 Unlimited
Speed Talk Mobile CDMA Pin $40 Unlimited
Speed Talk Mobile CDMA Pin $45 Unlimited
Speed Talk Mobile CDMA Pin $45 Unlimited
Speed Talk Mobile CDMA Pin $55 Unlimited
Speed Talk Mobile Pin $25 Unlimited Text &
Speed Talk Mobile Pin $35 Unlimited
Speed Talk Mobile Pin $35 Unlimited Talk Text
Speed Talk Mobile Pin $40 Unlimited
Speed Talk Mobile Pin $45 Unlimited
Speed Talk Mobile Pin $45 Unlimited Talk Text
Speed Talk Mobile Pin $55 Unlimited Talk Text
Speed Talk Mobile Pin $70 Unlimited Talk Text
STI LD A2Z $2
STI LD A2Z $5
STI LD Africa $10
STI LD Africa $2
STI LD Africa $5
STI LD African King $10
STI LD African King $2

InComm Proprietary

8/16/14

GBT SUBP RESP000171

EXHIBIT 1

Airvoice Unlimited Talk & Text Pin $50 5GB
Alegro Ecuador
Alo
Alo
Alo
AT&T Pin $10 - 40493
AT&T Pin $15- WHPP-Wireless Home Phone
AT&T Pin $15-63728
AT&T Pin $20- WHPP
AT&T Pin $20-42105
AT&T Pin $25-63729
AT&T Pin $30-69559
AT&T Pin $35-52580
AT&T Pin $40-42570
AT&T Pin $45-43822
AT&T Pin $50-63730
AT&T Pin $60-73048
AT&T Pin $75-63731
AT&T Pin $80-69545
AT&T PIN US
AT&T Pin $100.00 - 63732
AT&T Puerto Rico Pin $10.00
AT&T RTR $10
AT&T RTR $10-$14.99
AT&T RTR $100
AT&T RTR $15
AT&T RTR $15 WHPP
AT&T RTR $15-$100
AT&T RTR $15-$450
AT&T RTR $20
AT&T RTR $20 WHPP
AT&T RTR $25
AT&T RTR $30
AT&T RTR $35
AT&T RTR $40
AT&T RTR $45
AT&T RTR $50
AT&T RTR $60
AT&T RTR $65
AT&T RTR $75
AT&T RTR $80
Avea Turkey
Azteca $10 Pin
Azteca $20 Pin
Banglalink Bangla
Bayn GSM Morocco
Beeline Laos
Best Movil Spain
Black011 Pinless RTR $2-$50
Bmobile Trinidad & Tobago
Brasil Telecom Brazil
Boost RTR
BSNL India
BSNL-India
CADCOMMS Cambodia
Caribbean Plus
Caribbean Plus
Caribbean Plus
Carrefour Spain
Celcom Malaysia
Cell-C South Africa

Life Wireless Unlimited 1-Week Pin $12.95
Life Wireless Unlimited 2-Week Pin $19.95
Life Wireless Unlimited 3 Day Pin $7.95
Life Wireless Unlimited Month Pin $29.95
Life Wireless/Pure Prepaid PIN
Lime Anguilla
Lime Antigua
Lime Barbados
Lime Cayman Islands
Lime Dominica
Lime Grenada
Lime Jamaica
Lime Kitts & Nevis
Lime Montserrat
Lime St. Lucia
Lime Turks & Caicos
Lime Vincent & Grenadines
Lime Virgin Island
Llamaya Spain
Loop India
Loop Mobile India RTR
Lyca International Recharge - Paygo
Lyca Mobile Activation pin
Lyca Sim
Lyca Unlimited National Plans
Lycamobile RTR $10-$100
Lycamobile RTR International $10
Lycamobile RTR International $100
Lycamobile RTR International $20
Lycamobile RTR International $50
Lycamobile RTR Unlimited International $29
Lycamobile RTR Unlimited International $39
Lycamobile RTR Unlimited International $49
Lycamobile RTR Unlimited International $59
Lycamobile RTR Unlimited National $19
Lycamobile RTR Unlimited National $23
Lycamobile RTR Unlimited National $35
Lycamobile RTR Unlimited National $45
Lycamobile RTR Unlimited National $55
Lycamobile Spain
Lycamobile Unlimited International Plans
Lycamobile US
LycaMobile_Sim
Maroc Telecom
Maroc-Telecom
Masmovil Spain
Maxis Malaysia
Meditel Morocco
Meditel-Morocco
Mobifone Vietnam
Mobile Net Dial 223 $1 Free Trial RTR
Mobile Net Dial 223 Intl Calling RTR
Mobile Net Dial 301 $1 Free Trial RTR
Mobile Net Dial 301 Intl Calling RTR
Mobile Net Dial 303 $1 Free Trial RTR
Mobile Net Dial 303 Intl Calling RTR
Mobile Net Dial LLAMEX $1 Free Trial RTR
Mobile Net Dial LLAMEX Intl Calling RTR
Mobilink Pakistan RTR
Mobinil Egypt
Mobitel Sri Lanka

STI LD African King $2
STI LD African King $5
STI LD African Life East $2
STI LD African Life East $5
STI LD African Life West $2
STI LD African Life West $5
STI LD African Queen $2
STI LD African Queen $5
STI LD Bang $2
STI LD Bang $5
STI LD BOX $2
STI LD BOX $5
STI LD Clarito $2
STI LD Clarito $5
STI LD Cool $2
STI LD Cool $5
STI LD Da Bomb $10
STI LD Da Bomb $2
STI LD Da Bomb $5
STI LD EDGE $10
STI LD EDGE $2
STI LD EDGE $5
STI LD El HandyMan $2
STI LD El HandyMan $5
STI LD Extreme $5
STI LD Extreme Africa $10
STI LD Extreme Africa $2
STI LD Extreme Africa $5
STI LD Full $2
STI LD Full $5
STI LD Love $10
STI LD Love $5
STI LD Mundo $5
STI LD New Era $10
STI LD New Era $5
STI LD PLATINUM 800 $2
STI LD PLATINUM 800 $5
STI LD Que Pasa $5
STI LD Selfie $2
STI LD Selfie $5
STI LD Smash $2
STI LD Smash $5
STI LD SPICE Africa - Middle East $5
STI LD SPICE Asia $5
STI LD SPICE Latina $5
STI LD Te Quiero Mex $10
STI LD Te Quiero Mex $2
STI LD Te Quiero Mex $5
STI LD World $10
STI LD World $5
STI LD Z 800 $2
STI LD Z 800 $5
STI PIN US
Sun Cellular Philippines
T.Mobile $10 Pin
T.Mobile $100 Pin
T.Mobile $15 Pin
T.Mobile $25 Pin
T.Mobile $30 Pin
T.Mobile $50 Pin
T.Mobile $70 Pin

8/16/16

EXHIBIT 1

Cell-C South Africa
Celloom Guinea
China Mobile
China Telecom
China Unicom
Cintex PIN Wireless
Cintex Wireless Pin $10
Cintex Wireless Pin $20
Cintex Wireless Pin $35
Cintex Wireless Pin $50
City Express Phone Card PIN
Claro Brazil
Claro Colombia
Claro Costa Rica
Claro DR
Claro Ecuador
Claro El Salvador
Claro Guatemala
Claro Honduras
Claro Jamaica
Claro Nicaragua
Claro Peru
Claro Puerto Rico
Claro Puerto Rico
Claro Puerto Rico
Claro Puerto Rico
CLM Spain
Cosmote Romania
Cubacel - I
Cubacel - II
Cyfrowy Polsat Poland
Dialog Sri Lanka
DIGI Malaysia
Digicel Antigua
Digicel Aruba
Digicel Barbados
Digicel Bonaire
Digicel Curacao
Digicel Dominica
Digicel El Salvador
Digicel El Salvador - Bundle plan
Digicel Fiji
Digicel Grenada
Digicel Guyana
Digicel Haiti
Digicel Haiti Online Prepaid plan
Digicel Haiti Prepaid plan
Digicel Honduras
Digicel Jamaica
Digicel Jamaica Online
Digicel Nauru
Digicel PNG
Digicel Samoa
Digicel St. Kitts
Digicel St. Lucia
Digicel St. Vincent
Digicel Suriname
Digicel Tonga
Digicel Trinadad & Tobago
Digicel Turks & Caicos
Digicel Vanuatu

Mobitel Sri Lanka
Mojo Pin $10.00
Mojo Pin $20.00
Mojo Pin $30.00
Moldcell Moldova
Moov CAR
Moov Gabon
Moov/Telcel Togo
Moun DR
Movicel Angola
Movida Pin $10
Movida Pin $20
Movida Pin $35
Movida Pin $50
Movida PIN US
Movistar Argentina
Movistar Colombia
Movistar Costa Rica
Movistar Ecuador
Movistar El Salvador
Movistar Guatemala
Movistar Mexico
Movistar Mexico MX
Movistar Nicaragua
Movistar Panama
Movistar Peru
Movistar Uruguay
MTN Afghanistan
MTN Cameroon
MTN Cyprus
MTN Ghana
MTN Ivory Coast
MTN Liberia
MTN Nigeria
MTN Republic of Congo
MTN South Africa
MTN Swaziland
MTN Yemen
MTS India
MTS - India RTR
Mundimovil Spain
MyPhone2GO $1Promo
MyPhone2Go ILD
Natcom Haiti
N-Cell Nepal
Net 10 PIN US - Refill Only
Net10 Data Pin $10 - 500MB
Net10 Data Pin $20 - 1GB
Net10 Data Pin $30 - 2.5GB
Net10 Data Pin $50 - 5GB
Net10 Pin $25 - 1000 Minutes Monthly Plan
Net10 Pin $30 - 300 Minutes
Net10 Pin $34.99 WHPP Unl w/ILD
Net10 Pin $35 - Unlimited Monthly Plan - NO
Net10 Pin $40 - Unlimited Monthly Plan - 1.5GB
Net10 Pin $50 - Unlimited Monthly Plan 5GB
Net10 Pin $65 - Unlimited Monthly Plan w/ILD
NET10 Pin $75 - Unlimited Monthly Plan 10GB
Net10 RTR
Net10 RTR $50 Unlimited Monthly Plan 2.5GB
Netone Zimbabwe

T.Mobile $70 Pin
T.Mobile Top Up $10
T.Mobile Top Up $10-$100
T.Mobile Top UP $100
T.Mobile Top Up $15
T.Mobile Top Up $25
T.Mobile Top Up $30
T.Mobile Top Up $40
T.Mobile Top Up $50
T.Mobile Top Up $60
T.Mobile Top Up $70
Talkout Spain
Talk-Talk Now Pinless ILD
Tata Docomo India
Tata Docomo-India RTR
Tata Indicom India
TelCel America Pin $20 Unlimited 7-Day
TelCel America Pin $35 Unlimited Monthly
TelCel America Pin $45 Unlimited Monthly
Telcel America PIN-Refill Only
Telcel II Mexico
Telcel Mexico MXN
Telcel Mexico USD
Telecel Zimbabwe
Telecel-Zimbabwe
Telemedia Belize
Telenor Pakistan
Telesur Suriname
Telkom-Kenya
Telkomsel Kartu AS Indonesia
Terracom
Terracom Data topup
Test Pin One
TextNow Wireless Pin Grande $26.99 1GB
TextNow Wireless Pin Quattro $59.99 4GB
TextNow Wireless Pin Tall $18.99 500MB
TextNow Wireless Pin Venti $39.99 2GB
Tigo Bolivia
Tigo Colombia
Tigo DR Congo
Tigo El Salvador
Tigo EL Salvador Paquetigo
Tigo El Salvador Pin
Tigo El Salvador Variable
Tigo Ghana Variable
Tigo Guatemala
Tigo Guatemala Paquetigo
Tigo Guatemala Pin
Tigo Honduras
Tigo Honduras Paquetigo
Tigo Honduras Pin
Tigo-Senegal New
TIM Brazil
T-Mobile PIN US
T-Mobile Poland
T-Mobile US Open Range
Togocel
Total Call Mobile (M) Pin $10
Total Call Mobile (M) Pin $20
Total Call Mobile (M) Pin $5
Total Call Mobile 1000 Talk&Text (M) Pin

InComm Proprietary

8/16/16

GBT SUBP RESP000173

EXHIBIT 1

Digicel Vanuatu
Digimobil Spain
Direct TV HBO
Direct TV HBO
Direct TV HBO
Direct TV Pay Per View
Direct TV Pay Per View
Direct TV Pay Per View
Direct TV Ultra
Direct TV Ultra
Direct TV Vital
DirecTV Optimo
DirecTV Optimo
DPPinless $1-$50
Easy Go
easyGO Data Pin $10
easyGO ILD Pin $2
easyGO ILD Pin $5
easyGO PayGo Pin $10
easyGO PayGo Pin $20
easyGO PayGo Pin $4.99
easyGO Unlimited Pin $20
easyGO Unlimited Pin $30
Eco Mobile ILD PIN US
EcoMobile PIN US
Econet Zimbabwe
Encompass International Asia Direct $10
Encompass International Asia Direct $5
Encompass International Call it Caribbean $10
Encompass International Call it Caribbean $5
Encompass International Cellular LD $10
Encompass International Cellular LD $5
Encompass International Europa $10
Encompass International Europa $5
Encompass International Global Reach $10
Encompass International Global Reach $5
Encompass International Jambo Africa $10
Encompass International Jambo Africa $5
Encompass International Mi Pais Lindo $10
Encompass International Mi Pais Lindo $5
Encompass International Middle East $10
Encompass International Middle East $5
Encompass Mexico Buenisimo $10
Encompass Mexico Buenisimo $5
Encompass Mexico El Campeon $10
Encompass Mexico El Campeon $5
Encompass Mexico La Fiesta $10
Encompass Mexico La Fiesta $5
Encompass Mexico Mi Mexico $10
Encompass Mexico Mi Mexico $5
Encompass Mexico Teleponto $10
Encompass Mexico Teleponto $5
Encompass USA Patriot $10
Encompass USA Patriot $5
Encompass USA Pennies Per Call $10
Encompass USA Pennies Per Call $5
Entel Bolivia
Envie Mobile
Envie Mobile $10 Data Pin
Envie Mobile $20 Data Pin
Envie Mobile $25 Pin 500 mins 500MB

Netone Zimbabwe
Nextel Mobile MXN
Nobel LD GOT Africa $10
Nobel LD GOT Africa $5
Nobel LD GOT Americas $10
Nobel LD GOT Americas $5
Nobel LD GOT Asia $10
Nobel LD GOT Asia $5
Nobel LD GOT Clean $10
Nobel LD GOT Clean $5
Nobel LD GOT Europe $10
Nobel LD GOT Europe $5
Nobel LD GOT Mexico $10
Nobel LD GOT Mexico $5
Nobel LD GOT Middle East $10
Nobel LD GOT Middle East $5
Nobel LD GOT South America $10
Nobel LD GOT South America $5
NTC GSM Nepal
OI Brazil
Onatel-Burkino faso
Orange Cameroon
Orange DR
Orange Moldova
Orange Poland
Orange Romania
Orange Senegal
Orange Spain
Orange Tunisia
Orange-Cameroon
Orange-CFA
Orange-Guinea
Orange-Guinée Bissau
Orange-Ivory Coast
Orange-Madagascar
Orange-Mali
Orange-Niger
Orange-Republic Of Congo
Orange-Senegal
Orange-Tunisia
Page Plus Pin $10
Page Plus Pin $25
Page Plus Pin $50
Page Plus Pin $80
Page Plus Pin $9 ILD Global Card
Page Plus PIN US - Refill Only
Page Plus Talk n Text 1200 Pin $29.95
Page Plus Talk n Text Monthly Pin $39.95
Page Plus The Monthly Pin $12
Page Plus The Monthly Pin $55
Page Plus The Monthly Pin $69.95
Play Poland
Polkomtel Plus Poland
Powerlink Unlimited PIN US
PrewayPayPins
PrewayPayPins
PrewayPayPins
PrewayPayPins
PrewayPayPins
PrewayPayPins
PrewayPayPins.

Total Call Mobile 1000 Talk&Text (M) Pin
Total Call Mobile Unlimited Talk&Text (M)
Total Call PIN US
Total Call Unlimited (M) Pin $12.99
Total Call Unlimited (M) Pin $24.99
Total Call Unlimited (M) Pin $49.99
Total Call Unlimited (M) Pin $7.99
Touch Mobile
Touch Mobile Pin $10 Unlimited T&T
Touch Mobile Pin $20 Unlimited 200MB
Touch Mobile Pin $25 Unlimited 500MB
Touch Mobile Pin $35 Unlimited 1GB
Touch Mobile Pin $5 Add-On
Touch Mobile Pin $50 Unlimited 2GB
TracFone Data Card $10 - 300MB
TracFone Pin $19.99 - 60 unit
TracFone Pin $29.99 - 120 unit
TracFone Pin $39.99 - 200 unit
TracFone Pin $79.99 - 450 Units
TracFone Pin $99.99 - 1 Year
Tracfone PIN- Refill Only
TracFone RTR $19.99
TracFone RTR $29.99
TracFone RTR $39.99
TracFone RTR $79.99
TracFone RTR $99.99
True Minutes
True Minutes
True Minutes
TuPinless $1-$50
Turkcell Turkey
Tuyo Movil Costa Rica
Ucell Uzbekistan
Uff Mobile Colombia
Ufone Pakistan
Ultra Mobile
Ultra Mobile PayGo RTR $10.01-$100
Ultra Mobile PayGo RTR $2-$10
Ultra Mobile RTR $19
Ultra Mobile RTR $24
Ultra Mobile RTR $29
Ultra Mobile RTR $34
Ultra Mobile RTR $39
Ultra Mobile RTR $44
Ultra Mobile RTR $49
Ultra Mobile RTR $54
Ultra Mobile RTR $59
Ultra Mobile RTR $64
Ultra Mobile RTR $69
Ultra Mobile RTR $74
Ultra Mobile RTR $79
Ultra Mobile RTR $84
Ultra Mobile RTR $89
Ultra Mobile RTR $99
Umniah Jordan
Unefon Mexico
Unefone MXN
Uninor India
Uninor-India RTR
Univision RTR $30
Univision RTR $35

Ru 8/16/16

EXHIBIT 1

Envie Mobile $35 Pin Unlimited TT 1GB
Envie Mobile $45 Pin Unlimited TT 3GB
Envie Mobile $55 Pin Unlimited TT 4GB
Etisalat Afqhanistan
Etisalat Eqypt
Etisalat Nigeria
Etisalat Srilanka
Etisalat-Nigeria
Euskaltel Spain
EVN Telecom Vietnam
Expo Mobile
ExpoMobile RTR $19
ExpoMobile RTR PAYGO $10 - 90 Days
ExpoMobile RTR PAYGO $100 - 365 Days
ExpoMobile RTR PAYGO $30 - 120 Days
ExpoMobile RTR PAYGO $55 -180 Days
ExpoMobile RTR Unlimited $30
ExpoMobile RTR Unlimited $35
ExpoMobile RTR Unlimited $40
ExpoMobile RTR Unlimited $50
ExpoMobile RTR Unlimited $60
Expresso Ghana
Expresso Telecom - Senegal
Feelsafe LifeLine $10 Pin 100 mins
Feelsafe LifeLine $20 Pin 250 mins
Full Movil Costa Rica
Glo Nigeria
Glo-Ghana
Good2go PIN Mobile
Grameenphone Bangla
GT Mobile Spain
GTT Guyana
H2O BOLT LTE $25 Data Pin 2GB
H2O BOLT LTE $50 Data Pin 5GB
H2O BOLT LTE $70 Data Pin 7GB
H2O BOLT LTE $90 Data Pin 10GB
H2O BOLT LTE RTR $25 2GB
H2O BOLT LTE RTR $50 5GB
H2O BOLT LTE RTR $70 7GB
H2O BOLT LTE RTR $90 10GB
H2O GSM $10
H2O GSM $100
H2O GSM $20
H2O GSM $30
H2O GSM Broadband $15 100MB
H2O GSM Broadband $30 300MB
H2O GSM Broadband $50 1GB
H2O GSM Feature Pin $10
H2O GSM Feature Pin $5
H2O GSM International Data $30 Pin
H2O GSM Month $25 (1000 Mins/txt)
H2O GSM Unlimited (Month) $30
H2O GSM Unlimited (Month) $35
H2O GSM Unlimited (Month) $40
H2O GSM Unlimited (Month) $50
H2O GSM Unlimited (Month) $60
H2O PIN US
H2O Platinum CDMA Plus $29.99
H2O RTR - Unlimited plans

PrewayPayPins.
PrewayPayPins.
PrewayPayPins.
PrewayPayPins.
PrewayPayPins.
PrewayPayPins.
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid
Pure Prepaid $10.00
Pure Prepaid $5.00
Pure Prepaid International
Pure Prepaid International $10 Pin
Pure Prepaid Unlimited 1 Day Pin $4.95
Pure Prepaid Unlimited 1-Week Pin $12.95
Pure Prepaid Unlimited 2-Weeks Pin $19.95
Pure Prepaid Unlimited 3 Day Pin $7.95
Pure Prepaid Unlimited Month Pin $29.95
Qcell Gambia
Reachout PIN Wireless
ReachOut Wireless Pin $10
ReachOut Wireless Pin $20
ReachOut Wireless Pin $30
ReachOut Wireless Pin $5
ReachOut Wireless Pin $50
ReachOut Wireless Unlimited T&T Pin $26.50
Ready Mobile PCS $10
Ready Mobile PCS $20
Ready Mobile PCS $30
Ready Mobile PCS $5
Ready Mobile PIN US
Real Mobile Pin
Red Pocket - Verizon pins
Red Pocket CDMAV Pin $30.99 UNL TT
Red Pocket CDMAV Pin $36.99 UNL TT 1GB
Red Pocket CDMAV Pin $52.99 UNL TT 3GB
Red Pocket CDMAV Pin $64.99 UNL TT 4GB
Red Pocket ILD Pin $10
Red Pocket ILD Pin $5
Red Pocket Universal
Red Pocket Universal Pin $10 PayGo
Red Pocket Universal Pin $100 PayGo
Red Pocket Universal Pin $20 PayGo
Red Pocket Universal Pin $25 PayGo
Red Pocket Universal Pin $5 PayGo
Red Pocket Universal Pin $50 PayGo
Red Pocket Universal Pin Unlimited $12.99
Red Pocket Universal Pin Unlimited $19.99
Red Pocket Universal Pin Unlimited $24.99
Red Pocket Universal Pin Unlimited $29.99
Red Pocket Universal Pin Unlimited $34.99
Red Pocket Universal Pin Unlimited $39.99
Red Pocket Universal Pin Unlimited $49.99
Red Pocket Universal Pin Unlimited $54.99

Univision RTR $40
Univision RTR $45
Univision RTR $55
Univision RTR $60
Univision RTR $65
Univision RTR $70
Univision RTR $75
Univision RTR $85
Univision RTR $90
Univision Wallet $2.50-$10 RTR
Univision Wallet RTR $10.01-$100
UnLimited Fone
UnLimited Fone
UnLimited Fone
UnLimited Fone
UnLimited Fone
UnLimited Fone
UnLimited Fone
Verizon $10 Data Bundle Pin
Verizon $20 Data Bundle Pin
Verizon $5 Data Bundle Pin
Verizon PIN US
Verizon Pins $15.00
Verizon Pins $30.00
Verizon Pins $35.00
Verizon Pins $45.00
Verizon Pins $50.00
Verizon Pins $60.00
Verizon Pins $70.00
Verizon Top Up $100
Verizon Top Up $15
Verizon Top Up $150
Verizon Top Up $20
Verizon Top Up $25
Verizon Top Up $30
Verizon Top Up $35
Verizon Top Up $40
Verizon Top Up $45
Verizon Top Up $50
Verizon Top Up $60
Verizon Top Up $70
Verizon Top Up $80
Verizon Top-Up $5 - $150
Verizon US
Verizon Variable US
Virgin Moblie
Videocon India
Viettel Vietnam
VinaPhone Vietnam
Viva DR
Vivo Brazil
Vodacom Mozambique
Vodafone - India RTR
Vodafone Eqypt
Vodafone Ghana
Vodafone Ghana Open Range
Vodafone India
Vodafone Spain
Vodafone Turkey
Warid Pakistan
Yoigo Spain
Yourtel
Yourtel Data plan
Yu Kenya
Zong Pakistan
Ztest Pin
Zuzume Pinless $2-$100

8/16/16

8/9/10

EXHIBIT 2

CUSTOMER'S CUSTOMERS EXCEEDING TWENTY-SIX (26) OR MORE RETAIL LOCATIONS AS OF THE EFFECTIVE DATE

EXHIBIT 2

CUSTOMER'S CUSTOMERS EXCEEDING TWENTY-SIX (26) OR MORE RETAIL LOCATIONS AS OF THE EFFECTIVE DATE

Chain	State
Duck Thru	NC
Burns	MS
Convenience Stores JP	GA
Cruizers	NC
Enmark Station	GA
Fast Mart	MS
Gate Petroleum	GA
Hobo Pantry	AL
Clark Oil	MS
Lees Food Mart	TN
Quick Pantry	SC
1st Stops Chain	OH
Mason City Inc.	WV
Kent Distributors	TX
Convenience Stores Inc.	GA

8/14/16

EXHIBIT 2

CUSTOMER'S CUSTOMERS EXCEEDING TWENTY-SIX (26) OR MORE RETAIL LOCATIONS AS OF THE EFFECTIVE DATE

Chain	State
Duck Thru	NC
Burns	MS
Convenience Stores JP	GA
Cruizers	NC
Enmark Station	GA
Fast Mart	MS
Gate Petroleum	GA
Hobo Pantry	AL
Clark Oil	MS
Lees Food Mart	TN
Quick Pantry	SC
1st Stops Chain	OH
Mason City Inc.	WV
Kent Distributors	TX
Convenience Stores Inc.	GA

8/16/16

8/9/16

SCHEDULE A

PREPAID PRODUCTS PROGRAM

Customer may purchase from InComm the point-of-sale activated prepaid products set forth herein below. Customer will purchase such products at the following discounts and based on the terms set forth herein. Discounts apply to the retail face value of products and are subject to change upon five (5) days prior written notice by InComm as determined by the underlying service providers/carriers ("Providers"). Available denominations are determined by the Providers and subject to change upon notice. All purchases are subject to the terms and conditions and policies and procedures as set forth from time-to-time by the Providers. All products and services are provided by the applicable Provider and provision thereof is subject to the prior approval and terms and conditions as set forth by the Provider. Availability of all products and services and program terms and conditions are subject to change upon notice by InComm. Additional products may be added to this Schedule A from time-to-time by addendum.

(1) Wireless Products:

WIRELESS PRODUCTS			
Wireless Carrier	Customer's Discount	Wireless Carrier	Customer's Discount
Access Wireless	13.50%	Red Pocket PIN	10.75%
AT&T PIN	19.75%	SimpleMobile PIN	9.00%
AT&T RTR	19.75%	SimpleMobile RTR	9.00%
H2O Unlimited	9.25%	T-Mobile PIN	7.00%
H2O Paygo	15.00%	T-Mobile RTR	7.00%
Life Wireless Monthly Hybrid $29.95	9.00%	Tracfone Paygo PIN	12.00%
Life Wireless Monthly Hybrid $7.95 & Daily $4.95	16.00%	Tracfone Data Plan PIN	9.00%
Life Wireless Paygo	14.00%	Ultra Mobile PayGo RTR	5.50%
Lycamobile RTR	11.00%	Ultra Mobile PIN	5.50%
Lycamobile PIN	11.00%	Verizon Topup PIN	11.60%
Net10 PIN 500 Minute $30	12.00%	Ready Mobile PIN	16.00%
Net10 Pin Unlimited Monthly	8.50%	Ready Mobile Airfair PIN	15.00%
Net10 PIN 3 Line Family Plan	7.50%	Good to Go PIN	13.00%
Net10 PIN 4 line Family Plan	6.00%	Celluar One PIN	10.50%
Page Plus PIN	12.00%	US Cellular	12.00%

POINT-OF-SALE ACTIVATED PREPAID LONG DISTANCE PHONE CARDS	
Wireless Carrier	Customer's Discount
Lunex Cubacel RTR	11.00%
Lunex Tigo RTR	12.00%
Lunex Mexico RTR	22.00%
Lunex World RTR	15.00%
Lunex Recarga Mexico POSA	13.00%
Logical Ponle Saldo Mexico POSA	18.00%
Lunex 1Click Max RTR	24.00%
LatinoTel Pinless VAR POSA	24.00%
LatinoTel Speed Dial VAR POSA	20.00%

8/9/16

Notwithstanding anything contained in the Agreement to the contrary, in no event shall InComm be liable to Customer for or in connection with any claims, including, but not limited to, governmental and/or regulatory actions, arising from or related to in any manner the underlying service provider's prepaid phone cards or any matters related thereto.

(2) Prepaid Third-Party Merchant Gift Cards:

POINT-OF-SALE ACTIVATED THIRD-PARTY MERCHANT GIFT CARDS			
Product	Customer's Discount	Product	Customer's Discount
AMC Theaters	8.50%	Red Lobster	7.00%
Applebee's	8.50%	TGIF	7.00%
Amazon	4.00%	Burger King	7.00%
Bass Pro	7.00%	Cabela's	8.50%
Chili's	7.00%	Pier One	7.00%
IHOP	10.00%		

(3) Prepaid Content Cards:

POINT-OF-SALE ACTIVATED PREPAID CONTENT CARD PRODUCTS	
Product	Customer's Discount
iTunes	7.00%
X-Box Points	8.00%
X-Box Monthly	12.00%
Sony PlayStation	7.00%

Under no circumstances shall Customer allow or accept the return of gift cards by an end-user. Customer will be responsible for all unauthorized gift card returns. Upon request by InComm or a third-party gift card merchant, or in the event of expiration or termination of this Agreement, Customer will return all gift cards in its possession to InComm.

(4) Payment. Customer hereby authorizes InComm to sweep its designated account by ACH Debit on a weekly basis for all amounts owed for any and all products specified in this Schedule A.

The parties hereto acknowledge that they have read this Schedule A and understand and agree to be bound by its terms and conditions.

ACCEPTED AND AGREED TO BY:

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By: [signature]	By: [signature]
Name: Phil Graves	Name: Robert Warren Jackson
Title: President	Title: CEO
Date: 8/29/16	Date: 8/9/16

8/9/10

SCHEDULE B

VANILLA VISA GIFT CARD AND VANILLA BILL PAYMENT PREPAID VISA PROGRAM

(1) Vanilla Visa Gift Card Program Specifications: Customer may purchase from InComm the point-of-sale activated Vanilla Visa gift card product ("Vanilla Gift Card") based on the terms contained herein. In addition to the retail face value per Vanilla Gift Card, Customer shall collect a fee from each end-user that purchases a new Vanilla Gift Card (the "Card Fee") as set forth in the following table:

POINT-OF-SALE-ACTIVATED PREPAID VANILLA GIFT CARD PRODUCT FEES AND COMMISSION		
Denomination	Card Fee	Customer's Commission of the Card Fee
Vanilla Visa Gift $25	$ 3.95	$3.45
Vanilla Visa Gift $50	$ 4.95	$4.45
One Vanilla Gift $20-$500	$4.95	$4.45

The Card Fee and Customer's Commission of the Card Fee are subject to change upon five (5) days' prior written notice. Available denominations are subject to change upon notice. All purchases are subject to the terms and conditions and policies and procedures as set forth from time-to-time by ITCFL and/or IHFL (the "Licensees"). Availability of all products and services and program terms and conditions are subject to change upon notice by InComm and/or the Licensees. Customer will post all point-of-sale materials, including copies of state issued licenses, provided by the Licensees to ensure compliance with applicable law. Due to certain state laws, Vanilla Gift Cards may not be available for sale in some states. Under no circumstances shall Customer allow or accept the return of Vanilla Gift Cards from end user customers. Customer will be responsible for all unauthorized returns.

(2) Payment of Retail Face Value Per Card; Payment of Card Fees: Customer hereby authorizes InComm to sweep Customer's designated account by ACH debit (the "ACH Debit") on a daily basis for all amounts owed for any and all Vanilla Gift Cards and Vanilla Bill Pay Cards activated by Customer's stores (including the retail face value for each Vanilla Gift Card and Vanilla Bill Pay Card activated and the associated Card Fee, less Customer's commission of the Card Fee).

In the event of a bank holiday, InComm shall be permitted to perform any applicable ACH Debit on the next business day or thereafter. Customer shall be liable to InComm for all banking charges or fees incurred by InComm as a result of any failed or rejected ACH Debit attempts in connection with Customer's designated account. Promptly after execution of this Schedule (but in any event before implementation of this Schedule), Customer shall complete, execute and deliver to InComm all forms necessary for InComm to perform the ACH Debit. InComm will provide to Customer a reconciliation describing the products and services for which the ACH Debit was performed. Any failure by InComm to perform any ACH Debit as authorized hereunder shall not be construed in any manner as a waiver of the Customer's obligation to pay any amounts due hereunder. All amounts due by Customer to InComm shall be paid without any deduction, revision or set-off whatsoever. In the event of late payment, in addition to any other rights available in this Agreement or at law or in equity, (i) all unpaid amounts shall be subject to a late fee equal to the greater of one and one-half percent (1.5%) per month of the total unpaid balance or five percent (5%) of such unpaid balance; and (ii) InComm may immediately

8/9/10

suspend the ability for Customer's stores to activate any products and services until InComm has received payment in full of all outstanding amounts, including any late fees.

(3) Inventory Control. Customer shall (i) store all Vanilla Gift Cards and Vanilla Bill Pay Cards not displayed for sale in a secure location to which access is limited to only those employees and representatives of Customer whose duties justify their access to such secure location, and (ii) take all steps necessary to properly secure and protect the Vanilla Gift Cards and Vanilla Bill Pay Cards for sale. Upon request by InComm or in the event of expiration or termination of this Agreement, Customer will return all Vanilla Gift Cards and Vanilla Bill Pay Cards in its possession to InComm.

(4) Merchant Destruction Form. Customer shall, on a daily basis, destroy all damaged Vanilla Gift Cards and Vanilla Bill Pay Cards, including, without limitation, those with a missing or damaged tamper-resistant cover over the personal identification number, pursuant to the Merchant Destruction Form provided by InComm.

(5) Corporate Verification Form. Customer must cooperate in a background verification process pursuant to the Licensees' requirements and various state and federal regulations, including, without limitation, the Bank Secrecy Act, as amended. Prior to or contemporaneously with Customer's execution of this Schedule, Customer shall deliver to InComm a Corporate Verification Form ("CV Form") completed by every person who holds a thirty-three percent (33%) or greater ownership interest in Customer. Customer must provide InComm updated CV Forms as necessary from time to time to ensure that all information contained in the CV Forms delivered by Customer to InComm remains current and accurate at all times. Customer acknowledges and agrees that all information contained in a CV Form provided by Customer to InComm will be verified by independent third parties on at least an annual basis. The authorization of Customer hereunder to sell Vanilla Gift Cards and Vanilla Bill Pay Cards is subject to the results of the verification process and can be revoked at any time. In the event that Customer is a publicly held entity, Customer must provide InComm with its Standard Industrial Classification Code ("SIC Code").

(6) Fraud Alert/Recovery. Immediately following Customer's discovery that a Vanilla Gift Card or Vanilla Bill Pay Card was activated in a fraudulent manner due to consumer or employee fraud, Customer shall communicate to InComm via fax, phone or overnight mail all information in Customer's possession regarding such fraudulent transaction and InComm will immediately attempt to cancel the affected Vanilla Gift Card or Vanilla Bill Pay Card. Customer agrees that time is of the essence in such a situation and that should such a request for fraud recovery happen after the perpetrator of fraud has spent the funds in question, InComm will not have any obligation to refund or recover such funds. Customer will be responsible for all employee fraud.

(7) Appointment Agreement. Prior to or contemporaneously with Customer's execution of this schedule, Customer shall complete and execute the Licensees' Appointment Agreement in order to be eligible to offer the Vanilla Gift Card and Vanilla Bill Pay Card.

(8) Anti-Money Laundering Program. To assure compliance with applicable laws and regulations, both InComm and Customer hereby agree to cooperate fully to establish an AML Training Document suitable for use by Customer in training Customer's employees engaged in the sale of Vanilla Gift Cards and Vanilla Bill Pay Cards. Customer agrees to designate an employee as the AML Compliance party for Customer. Customer further agrees to make evidence of such training (a roster with names and dates of training) available to InComm on a quarterly basis. InComm agrees to participate in the development of the AML Training Program for Customer as it relates hereto. Customer agrees to comply with, and cause its employees, licensees, franchisees, agents and representatives to comply with, all instructions of each Licensee with respect to the sale of Vanilla Gift Cards and Vanilla Bill Pay Cards compliance with any and all laws, treaties, rules, regulations, or regulatory guidance of the government of the United States, any state thereof, or of any applicable foreign government or state thereof.

8/29/16 RWJ

(9) Gift Card Production/Shipping. Reseller will be responsible for all costs related to the production of the cards, as well as costs associated with shipping said cards to Reseller's designated location, listed on this Schedule B. Reseller shall issue to InComm a purchase order reasonably satisfactory to InComm for the full cost of production of the cards. InComm shall then issue an invoice in conjunction with each purchase order issued by Reseller hereunder, and Reseller shall pay the amount included in each such invoice prior to InComm undertaking any card production related activities on behalf of Reseller.

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By: [signature]	By: Robert Warren Jackson [signature]
Name: Phil Graves	Name: Robert Warren Jackson
Title: President	Title: CEO
Date: 8/29/16	Date: 8/9/16

8/9/16 PWB

SCHEDULE C

VANILLA RELOAD NETWORK SWIPE RELOADS

(1) Vanilla Reload Network.

(i) Overview. The Licensee (as identified in Section 5 below) has developed a network (the "Vanilla Reload Network") which enables Customer to reload the reloadable card of any participating provider via swipe transaction (each such transaction, a "Swipe Reload"). Funds obtained by Customer from consumer purchases of Swipe Reloads shall be remitted by Customer to InComm as set forth in Section 5(iii) below.

(ii) Swipe Reloads. Customer shall, subject to the terms of this Agreement and the Appointment Agreement (as identified in Section 5 below) offer Swipe Reload services to consumers at the Customer Stores. In connection with each Swipe Reload, Customer shall collect the total card load amount of the Swipe Reload plus a fee (the "Swipe Reload Fee") at the rate set forth in the below table. The Swipe Reload Fee is subject to change by InComm and/or the Licensee upon five (5) days prior written notice to Customer, or such lesser period as may be required to comply with Applicable Law. The permitted amount of each Swipe Reload is subject to change by InComm and/or the Licensee upon notice to Customer.

SWIPE RELOAD FEE AND COMMISSION	
Swipe Reload Fee	Customer Commission from the Swipe Reload Fee
$3.95	$2.00

(2) Compliance. In connection with its offering of Swipe Reload services, each party shall comply with Applicable Law in the performance of their respective obligations hereunder including, without limitation, with regard to the receipt, maintenance and transmission of Consumer funds hereunder.

(3) Data Security for Swipe Reloads. Customer represents, warrants, covenants and agrees that it shall not: (i) use any Consumer Data (as defined below) for any purpose other than in the performance of its obligations hereunder, and (ii) store any Consumer Data other than the Personal Account Number of any Card ("PAN"), except in strict accordance with the terms of this Section 3. Customer shall, at all times, employ security systems, firewalls and other safeguarding procedures and methods to keep Consumer Data secure in accordance with the Payment Card Industry Data Security Standards ("PCI Standards"), and shall perform its obligations hereunder in accordance with such PCI Standards. Customer shall, upon InComm's request, deliver evidence to InComm of its compliance with the PCI Standards, and shall promptly provide notice to InComm in the event any third party audit concludes that Customer is not acting in compliance with the PCI Standards. "Consumer Data" means all information regarding any Cardholder, including, without limitation, all "non-public personal information," and "personally identifiable financial information" (as defined by Applicable Law). With respect to the disposal of Cardholder information, Consumer Data shall also include any record containing consumer information, including but not limited to postal and e-mail addresses and associated data (including any personally identifiable information, personal account information, financial information, account numbers, personal identification numbers and other related information, social security numbers, or other non-public business or personal or financial information). For purposes of this Schedule, "Cardholder" means an individual who has been issued a Card or is otherwise authorized to use or add value to a Card, and "Card" means any reloadable prepaid card or other access device for which Customer conducts a Reload utilizing a Swipe Reload.

(4) Security Breaches. Customer represents, warrants, covenants and agrees to disclose to InComm and the Licensee any actual breach in security that results in unauthorized intrusions into any Customer computer and other information systems whereby Consumer Data or any PAN is compromised, as soon as Customer becomes aware of such a security breach. Customer further agrees to promptly engage an independent qualified third

party auditor to investigate any such breach (including the installation of monitoring or diagnostic software or equipment) to locate the source and scope of the breach, and to provide any material information related to such security breach that such independent auditor discovers with respect to the breach to InComm, which InComm shall be permitted to then share with its Swipe Reload partners whose Consumer Data and/or PAN may have been compromised.

(5) Terms and Conditions.

(i) All purchases are subject to (A) the terms of that certain Appointment Agreement for Payment Services, dated [__________], between Customer and ITC Financial Licenses, Inc. ("ITCFL") (the "Licensee") (such agreement, the "Appointment Agreement"), and (B) the terms, conditions, policies, procedures and other instructions set forth from time-to-time by ITCFL. Availability of all products and services described above, and all program terms and conditions, are subject to change upon notice by InComm and/or the Licensee. Customer will post all point-of-sale materials, including copies of state issued licenses, provided by the Licensee to ensure compliance with Applicable Law. Due to certain state laws, Swipe Reloads may not be available for sale in some states. Customer expressly acknowledges and agrees that it shall not offer Swipe Reload services to any person or entity located in the State of Vermont, outside of the United States or Puerto Rico, or in any jurisdiction which Licensee may designate as prohibited from time to time. Under no circumstances shall Customer allow or accept the return or refund of any Swipe Reloads to consumers. Customer will be responsible for all unauthorized returns and refunds.

(ii) Customer acknowledges and agrees that it shall (a) only offer the Swipe Reloads through those retail locations owned and operated by Customer which have been mutually agreed upon by Customer, InComm and the Licensee, and (b) not offer any offer Swipe Reload services through any location which is owned or operated by any sub-dealer, franchisee or other third party.

(iii) Payment. Customer hereby authorizes InComm to initiate an Automated Clearing House debit ("ACH Debit") of Customer's designated bank account on a daily basis for all amounts owed for any and all Swipe Reloads activated by Customer (including the retail face value for each Swipe Reload activated and the associated Swipe Reload Fee, less Customer's commission as provided above) based on the following schedule:

Day of Sale/ Activation (12:00:00 a.m. - 11:59:59 pm EST)	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday
Day of ACH Debit by InComm	Immediately following Tuesday or thereafter	Immediately following Wednesday or thereafter	Immediately following Thursday or thereafter	Immediately following Friday or thereafter	Immediately following Monday or thereafter	Immediately following Monday or thereafter	Immediately following Monday or thereafter

In the event of a bank holiday, InComm shall be permitted to perform any applicable ACH Debit on the next business day or thereafter. Customer shall be liable to InComm for all banking charges or fees incurred by InComm as a result of any failed or rejected ACH Debit attempts in connection with Customer's designated account. Promptly after execution of this Schedule (but in any event before implementation of this Schedule), Customer shall complete, execute and deliver to InComm all forms necessary for InComm to perform the ACH Debit. InComm will provide to Customer a reconciliation describing the products and services for which the ACH Debit was performed. Any failure by InComm to perform any ACH Debit as authorized hereunder shall

8/9/10
[handwritten initials]

not be construed in any manner as a waiver of the Customer's obligation to pay any amounts due hereunder. All amounts due by Customer to InComm shall be paid without any deduction, revision or set-off whatsoever. In the event of late payment, in addition to any other rights available in this Agreement or at law or in equity, (A) all unpaid amounts shall be subject to a late fee equal to one and one percent (1.0%) per month of the total unpaid balance; and (B) InComm may immediately suspend the ability for Customer Stores to activate any products and services until InComm has received payment in full of all outstanding amounts, including any late fees.

(iv) Corporate Verification Form. Customer must cooperate in a background verification process pursuant to the Licensee's requirements and various state and federal regulations, including, without limitation, the Bank Secrecy Act, as amended. Prior to or contemporaneously with Customer's execution of this Schedule, Customer shall deliver to InComm a Corporate Verification Form ("CV Form"). Customer must provide InComm updated CV Forms as necessary from time to time to ensure that all information contained in the CV Forms delivered by Customer to InComm remains current and accurate at all times. Customer acknowledges and agrees that all information contained in a CV Form provided by Customer to InComm will be verified by independent third parties on at least an annual basis. The authorization of Customer hereunder to offer Swipe Reload services is subject to the results of the verification process and can be revoked at any time. In the event that Customer is a publicly held entity, Customer must provide InComm with its Standard Industrial Classification Code ("SIC Code").

(v) Fraud Alert/Recovery. Immediately following Customer's discovery that a Swipe Reload was activated in a fraudulent manner due to consumer or employee fraud, Customer shall communicate to InComm via fax, phone or overnight mail all information in Customer's possession regarding such fraudulent transaction and InComm will immediately attempt to cancel the affected product or service. Customer agrees that time is of the essence in such a situation and that should such a request for fraud recovery happen after the perpetrator of fraud has spent the funds in question, InComm will not have any obligation to refund or recover such funds. Customer will be responsible for all consumer and employee fraud.

(vi) Anti-Money Laundering Program. To assure compliance with Applicable Law, both InComm and Customer hereby agree to cooperate fully to establish an anti-money laundering ("AML") training document suitable for use by Customer in training Customer's employees engaged in the sale of Swipe Reloads. Customer agrees to designate an employee as the AML Compliance Representative for Customer. Customer further agrees to establish, and at all times maintain, an AML compliance program with respect to Customer's activities hereunder, and to provide sufficient information, annually or as otherwise requested, to confirm that such AML compliance program is fully operational. InComm agrees to participate in the development of the AML training program for Customer as it relates hereto. Customer agrees to comply with, and cause its employees, licensees, franchisees, agents and representatives to comply with, Applicable Law and all policies, procedures and instructions of Licensee with respect to its activities related to the Swipe Reloads.

(vii) Customer Point-of-Sale System. InComm and Customer each agree to work together in good faith to enable Customer's proprietary point-of-sale system to be used to sell the products and services offered by InComm under this Agreement.

[signatures on following page]

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.		W.L. PETREY WHOLESALE COMPANY, INC.	
By:	[signature]	By:	[signature]
Name:	Phil Graves	Name:	Robert Warren Jackson
Title:	President	Title:	CEO
Date:	8/29/16	Date:	8/9/16

8/9/16

SCHEDULE D

ITCFL GENERAL PURPOSE RELOADABLE (GPR) PREPAID STORED VALUE CARD PROGRAM

(1) Reloadable Prepaid Stored Value Card Program Specifications: Customer may purchase from InComm the point-of-sale activated general purpose reloadable prepaid stored value card products (collectively, the "ITCFL GPR Cards") based on the terms contained herein and the Appointment Agreement (as defined herein). In addition to the retail face value or load amount per ITCFL GPR Card, Customer shall collect a fee from each end-user that either purchases a new ITCFL GPR Card (the "Activation Fee") as set forth in the following table:

RELOADABLE PREPAID STORED VALUE MYVANILLA CARD PRODUCT FEES AND COMMISSION	
Activation Fee	Customer's Commission Of Activation Fee
$3.95	$2.00

The Activation Fee is subject to change upon five (5) prior written notice. Available denominations are subject to change upon notice. All purchases by Customer of the ITCFL GPR Cards hereunder, are subject to the terms of the Appointment Agreement (defined below), and the terms, conditions, policies, procedures and other instructions set forth from time-to-time by ITC Financial Licenses, Inc. ("ITCFL") and IH Financial Licenses, Inc. ("IHFL") (ITCFL and IHFL, collectively, the "Licensees"), each of which is the "provider of prepaid access" (as such term is defined under 31 CFR 1010.100, or any successor provision) with regard to the ITCFL GPR Cards in the respective state(s) in which such is licensed. Availability of all products and services and program terms and conditions are subject to change upon notice by InComm or the Licensees. Customer will post all point-of-sale materials, including copies of state issued licenses, provided by the Licensees to ensure compliance with Applicable Law. Due to certain state laws, ITCFL GPR Cards may not be available for sale in some states. Unless provided otherwise by the Licensees in writing, Customer expressly acknowledges and agrees that it shall not sell or ship, as applicable, any ITCFL GPR Card to any person or entity located in the State of Vermont or outside of the United States and Puerto Rico. Under no circumstances shall Customer allow or accept the return of ITCFL GPR Cards from end user customers. Customer also acknowledges and agrees that it shall only offer the ITCFL GPR Cards at corporate stores, and not through any location which is owned or operated by any other third party, including franchisees or licensees. Customer will be responsible for all unauthorized ITCFL GPR Card returns.

(2) Payment of Retail Face Value or Load Amount Per ITCFL GPR Card; Payment of Activation Fee: Customer hereby authorizes InComm to initiate an ACH debit of Customer's designated account (the "ACH Debit") on a daily basis for all amounts owed for any and all ITCFL GPR Cards activated by Customer's stores (including the retail face value or load amount for each ITCFL GPR Card activated and the associated Activation Fee, less Customer's commission) based on the following schedule:

Day of Sale (12:00:00 a.m. - 11:59:59 pm EST)	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday

Day of ACH Debit by InComm	Immediately following Tuesday or thereafter	Immediately following Wednesday or thereafter	Immediately following Thursday or thereafter	Immediately following Friday or thereafter	Immediately following Monday or thereafter	Immediately following Monday or thereafter	Immediately following Monday or thereafter

In the event of a bank holiday, InComm shall be permitted to perform any applicable ACH Debit on the next business day or thereafter. Customer shall be liable to InComm for all banking charges or fees incurred by InComm as a result of any failed or rejected ACH Debit attempts in connection with Customer's designated account. Promptly after execution of this Schedule (but in any event before implementation of this Schedule), Customer shall complete, execute and deliver to InComm all forms necessary for InComm to perform the ACH Debit. InComm will provide to Customer a reconciliation describing the products and services for which the ACH Debit was performed. Any failure by InComm to perform any ACH Debit as authorized hereunder shall not be construed in any manner as a waiver of the Customer's obligation to pay any amounts due hereunder. All amounts due by Customer to InComm shall be paid without any deduction, revision or set-off whatsoever. In the event of late payment, in addition to any other rights available in this Agreement or at law or in equity, (i) all unpaid amounts shall be subject to a late fee equal to one percent (1.0%) per month of the total unpaid balance; and (ii) InComm may immediately suspend the ability for Customer's stores to activate any products and services until InComm has received payment in full of all outstanding amounts, including any late fees.

(3) Inventory Control . Customer shall (i) store all ITCFL GPR Cards not displayed for sale in a secure location to which access is limited to only those employees and representatives of Customer whose duties justify their access to such secure location, and (ii) take all steps necessary to properly secure and protect the ITCFL GPR Cards displayed for sale. Upon request by InComm or in the event of expiration or termination of this Agreement, Customer will return all ITCFL GPR Cards in its possession to InComm.

(4) Merchant Destruction Form. Customer shall, on a daily basis, destroy all damaged ITCFL GPR Cards, including, without limitation, those with a missing or damaged tamper-resistant cover over the personal identification number, pursuant to the Merchant Destruction Form provided by InComm.

(5) Corporate Verification Form. Customer must cooperate in a background verification process pursuant to the Licensees' requirements and various state and federal regulations, including, without limitation, the Bank Secrecy Act, as amended. Prior to or contemporaneously with Customer's execution of this Schedule, Customer shall deliver to InComm a Corporate Verification Form ("CV Form") completed by an officer. Customer must provide InComm updated CV Forms as necessary from time to time to ensure that all information contained in the CV Forms delivered by Customer to InComm remains current and accurate at all times. Customer acknowledges and agrees that all information contained in a CV Form provided by Customer to InComm will be verified by independent third parties on at least an annual basis. The authorization of Customer hereunder to sell ITCFL GPR Cards is subject to the results of the verification process and can be revoked at any time. In the event that Customer is a publicly held entity, Customer must provide InComm with its Standard Industrial Classification Code ("SIC Code").

(6) Fraud Alert/Recovery. Immediately following Customer's discovery that a ITCFL GPR Card was activated in a fraudulent manner due to consumer or employee fraud, Customer shall communicate to InComm via fax, phone or overnight mail all information in Customer's possession regarding such fraudulent transaction and InComm will immediately attempt to cancel the affected ITCFL GPR Card. Customer agrees that time is of the essence in such a situation and that should such a request for fraud recovery happen after the perpetrator of fraud has spent the funds in question, InComm will not have any obligation to refund or recover such funds. Customer will be responsible for all employee fraud.

(7) Appointment Agreement. Prior to or contemporaneously with Customer's execution of this schedule, Customer shall complete and execute that certain Appointment Agreement for Payment Services between

8/9/16 [illegible]

Customer and each Licensee (the "Appointment Agreement") in order to be eligible to offer the ITCFL GPR Cards.

(8) Compliance. To ensure compliance with Applicable Law, both InComm and Customer hereby agree to cooperate fully to establish an AML Training Document suitable for use by Customer in training Customer's employees engaged in the sale of ITCFL GPR Cards. Customer agrees to designate an employee as the AML Compliance Officer for Customer. Customer further agrees to maintain internally a list of all employees who have received the AML training and shall make such list available to InComm upon request. InComm agrees to participate in the development of the AML Training Program for Customer as it relates hereto. Customer agrees to comply with, and cause its employees, licensees, franchisees, agents and representatives to comply with, Applicable Law, the Appointment Agreement, and all policies, procedures and instructions of each Licensee with respect to the sale of ITCFL GPR Cards.

(9) Merchandising and Placement. Customer acknowledges and agrees that it: (i) shall comply, and shall cause each of its employees, agents and representatives to comply, with Applicable Law, and all policies, procedures and instructions of the Licensees, in the labeling, display, marketing, promotion and sale of the ITCFL GPR Cards; (ii) shall ensure that no ITCFL GPR Card, including any temporary card issued in connection with a ITCFL GPR Card program, which is distributed pursuant to this Agreement is "marketed or labeled as a gift card or gift certificate" (as defined or interpreted under Title IV of the Credit Card Accountability Responsibility and Disclosure Act of 2009, Pub. L. No. 111-24, 123 Stat. 1734, and the regulations and regulatory guidance or interpretations promulgated or issued thereunder, including, without limitation, 12 CFR 205.20, or any successor provisions, as the same may be amended or modified from time to time); (iii) shall, prior to displaying, marketing, promoting or selling any ITCFL GPR Card, including any temporary card issued in connection with a ITCFL GPR Card program, implement, and at all times thereafter maintain, written policies and procedures which include detailed guidelines related to Customer's obligations under subsection (ii) and provide for ongoing monitoring and verification that Customer is in full compliance with its obligations under subsection (ii); and (iv) shall indemnify, defend and hold harmless InComm, the Licensees, and their respective affiliates, sureties, officers, directors, agents, employees, parents and subsidiaries, from any and all liability, damages, costs, expenses, including reasonable legal fees and expenses, for any third party claim or demand, including, without limitation, any fees or penalties assessed by any regulatory authority, arising out of or related to Customer's failure to comply with this Section 9.

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By: [signature]	By: [signature]
Name: Phil Graves	Name: Robert Warren Jackson
Title: President	Title: CEO
Date: 8/29/16	Date: 8/9/16

GBT SUBP RESP000190

AMENDMENT NO. 1
TO MASTER DISTRIBUTION AND SERVICE AGREEMENT BETWEEN
INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., AND
W.L. PETREY WHOLESALE COMPANY, INC., d/b/a UGO-HUB

THIS AMENDMENT NO. 1 ("Amendment No. 1") is entered into by and between INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., a Florida corporation, with its principal place of business at 250 Williams Street, Suite M-100, Atlanta, Georgia 30303 ("InComm") and W.L. PETREY WHOLESALE COMPANY, INC., d/b/a UGO-HUB, an Alabama corporation, with its principal place of business at 10345 Petrey Highway, Luverne, Alabama 36049-4406 ("Customer").

WHEREAS, InComm and Customer have previously entered into that certain Master Distribution and Service Agreement, dated August 29, 2016 (the "Agreement"); and

WHEREAS, the parties now desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, as well as other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.

The Term of the Agreement is hereby extended until and through August 29, 2023. Thereafter, the Agreement shall be automatically extended for successive consecutive terms of one (1) year (a "Renewal Term") unless either party gives written notice of termination at least ninety (90) days prior to the expiration of the term in effect or unless otherwise terminated in accordance with the termination provisions hereof.

2.

Section 4 (Payment) of Schedule A (Prepaid Products Program) to the Agreement shall be deleted in its entirety and replaced by new Section 4 as follows:

> "4. Payment. Customer hereby authorizes InComm to sweep its designated account by ACH Debit on a weekly, net 3 basis for all amounts owed for any and all products specified in this Schedule A."

3.

The terms of this Amendment No. 1 will become effective on the date of execution by the last party to execute this Amendment No. 1 (the "Effective Date"). If any of the terms contained in this Amendment No. 1 conflict with any of the terms contained in the Agreement, the terms of this Amendment No. 1 shall prevail. In all other respects, the Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

4.

The parties hereto acknowledge that they have read this Amendment No. 1 and understand and agree to be bound by its terms and conditions. The parties further agree that the above-described Agreement, together with each executed Amendment constitutes the entire agreement between the parties with respect to the subject matter therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date set forth hereinbelow.

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By: *[signature]*	By: *[signature]*
Name: DANIEL W. KAHRS	Name: Robert Warren Jackson
Title: COO	Title: CEO
Date: 1/8/19	Date: 1/07/2019

AMENDMENT NO. 2
TO MASTER DISTRIBUTION AND SERVICE AGREEMENT BETWEEN
INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., AND
W.L. PETREY WHOLESALE COMPANY, INC., d/b/a UGO-HUB

THIS AMENDMENT NO. 2 ("Amendment No. 2") is entered into by and between INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., a Florida corporation, with its principal place of business at 250 Williams Street, Suite 5-2002, Atlanta, Georgia 30303 ("InComm") and W.L. PETREY WHOLESALE COMPANY, INC., d/b/a_ UGO-HUB,_ an Alabama corporation, with its principal place of business at 10345 Petrey Highway, Luverne, Alabama 36049-4406 ("Customer").

WHEREAS, InComm and Customer have previously entered into that certain Master Distribution and Service Agreement, dated August 29, 2016, as amended (the "Agreement"); and

WHEREAS, the parties now desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, as well as other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows: .

1.

As of the Effective Date, Section 1 (Wireless Products) of Schedule A (Prepaid Products Program) to the Agreement shall be revised to reflect the following change: Customer's Discount for the T-Mobile PIN and T-Mobile RTR products shall be increased from 7.0% to 10.0%.

2.

The terms of this Amendment No. 2 will become effective on the date of execution by the last party to execute this Amendment No. 2 (the "Effective Date"). If any of the terms contained in this Amendment No. 2 conflict with any of the terms contained in the Agreement, the terms of this Amendment No. 2 shall prevail. In all other respects, the Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

3.

The parties hereto acknowledge that they have read this Amendment No. 2 and understand and agree to be bound by its terms and conditions. The parties further agree that the above-described Agreement, together with each executed Amendment constitutes the entire agreement between the parties with respect to the subject matter therein.

4.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the date set forth hereinbelow.

[signatures on following page]

Bauer
9/9/21
Exhibit 21
Oasis Reporting Services, LLC

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC.	W.L. PETREY WHOLESALE COMPANY, INC.
By:__________	By: [signature]
Name:__________	Name: Greg Bauer
Title:__________	Title: CEO UGO PreWAY
Date:__________	Date: 6-10-2019

EXHIBIT E

Date: ______________________

Agent ID: ______________________

MERCHANT INFORMATION

MERCHANT NAME	
TYPE OF BUSINESS	
DATE OF FORMATION	
STATE OF INCORPORATION	
PRIMARY OWNERS NAME	
BUSINESS ADDRESS	
BUSINESS PHONE NUMBER	
BUSINESS FAX NUMBER	
BUSINESS EMAIL ADDRESS	

PERSONAL INFORMATION

FULL LEGAL NAME: ______________________

HOME ADDRESS: ______________________

SOCIAL SECURITY NUMBER: ______________________

DATE OF BIRTH: ______________________

PHONE NUMBER: ______________________

FAX NUMBER: ______________________

EMAIL ADDRESS: ______________________

THIS PAGE TO BE COMPLETED BY ISO ONLY

Date: ______________________

Agent ID: ______________________

Merchant Name:______________________

Merchant ID: ______________________

MERCHANT MATERIALS CHECK LIST

Place a check next to all applicable or needed items for Merchant

1. **Terminal:**
   - o Surge Payment Systems Terminal
   - o Standard Com Terminal
   - o Dual Com
   - o Virtual Terminal
   - o Tablet
   - o Merchant has own Terminal

2. **Material Placement needed**:
   - o Yes
   - o No

3. **Rates:**
   - o Standard Rates ________________
   - o Special Rates __________________

4. **Special Credit Limit**:
   - o Yes (requested limit amount) $_____________________
   - o No

5. **Identification**: Merchant must attach 2 of the following options
   - o Copy of Business License
   - o Copy of government issued identification of person signing the Merchant Agreement
   - o Copy of Social security card of person signing the Merchant Agreement
   - o Copy of Passport of person signing the Merchant Agreement

SURGEPAYS MERCHANT RETAIL LOCATION AGREEMENT

This Merchant Retail Location Agreement ("Agreement"), between Merchant Retail Location ______________________________(hereinafter "Merchant") having its principal place of business at ____ and SurgePays, is entered for the purpose of establishing an Agreement to govern the parties' relationship ("Parties" when used herein shall collectively refer to Merchant and Company). The Effective Date is ________________("Effective Date). The Agreement (and all associated addenda) ("Agreement") supersedes any and all prior oral or written agreements (including purchase orders) entered into prior to the Effective Date between the parties pertaining to the matters addressed herein.

With the intent of being legally bound, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

TERMS

1. **Appointment**. On a nonexclusive basis, Company hereby designates and appoints the Merchant as a Merchant Retail Location of Company under this Agreement, and Merchant hereby accepts such appointment to be a Merchant Retail Location of Company during the term and in accordance with the terms of this and all related agreements. Company authorizes Merchant, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated by the terms of this Agreement.

2. **Independent Contractor.** The relationship of the parties under this agreement is that of an independent contractor, the Merchant, and the company hiring the contractor, Company. In all matters relating to this agreement each party hereto shall be solely responsible for the acts of its employees and agents, and employees or agents of one party shall not be considered employees or agents of the other party. Except as otherwise provided herein, no party shall have any right, power, or authority to create any obligation, express or implied, on behalf of any other party. Nothing in this agreement is intended to create or constitute a joint venture, partnership, agency, trust, employment, or other association of any kind between the parties or persons referred to herein.

3. **Term**. The term of this Agreement shall be for thirty-six (36) months beginning on the Effective Date. It shall automatically renew for a successive, one year term, unless either party gives written notice to terminate the Agreement at least one month prior to the end of the current term. Such Notification shall be submitted in writing via certified or overnight mail service or via electronic mail whereby recipient provides sender acknowledgement of receipt.

4. **Termination.** Notwithstanding anything in this Agreement, Company may terminate this Agreement with or without cause for any or no reason at any time during the term of this

Agreement. Such termination may take place with or without notice to Merchant (including any of the Merchant's Agents or employees). Merchant hereby waives notice of any termination of this Agreement or associated addenda.

5. **Exclusivity**. Merchant agrees that during the term of this Agreement, Company shall be its exclusive supplier of Products and Services which includes Prepaid Airtime, Home Phone RTR, Long Distance Calling Memberships, Dial up Internet, Bill Payment Services, Debit Card Loads, and other products and Services sold through the Company Point of Sale Terminal ("POS Terminal") and also independently of the Company Point of Sale Terminal and further agrees not to purchase such Products and Services from any provider other than Company. Merchant further agrees that it will not procure any service or offer for sale any Product or Service that is competitive with any Product or Service offered to Merchant by Company.

6. **Enrollment and Set Up**. Once Merchant has completed and submitted all essential paperwork and documentation to the satisfaction of Company, Company shall provide Merchant with a Point of Sale Terminal. The Point of Sale Terminal will enable merchant to purchase and sell Products and Services ("Products and Services") offered for sale by Company, which may include but not be limited to Prepaid Airtime, Home Phone RTR, Long Distance Calling Memberships, Dial-Up Internet, Bill Payment Services, Debit Card Loads and other Products and Services sold through the Company Point of Sale Terminal and possibly independently of the Company Point of Sale Terminal.
    a. Company hereby retains in its sole but reasonable discretion the authority to approve, disapprove or terminate any proposed or then active Merchant Retail Location for any reason whatsoever, and/or require a deposit reserve for any Merchant Retail Location to conduct or continue conducting business with Company.

7. **Equipment Lease**: Company shall provide Merchant a Point of Sale Terminal free of charge provided that the following conditions are met every month at the discretion and approval of Company:
    a. The monthly revenue less Merchant discount transacted through the POS Terminal must equal seven hundred and fifty dollars ($750) or more per month.
    b. The period allotted to reach this minimum will be sixty (60) days from the effective date of this Agreement.
    c. In the circumstance whereby the Merchant has contracted with Company for services to multiple locations, each location will be measured independently with respect to the monthly revenue requirement.
    d. If the circumstance arises that Merchant does not reach the monthly revenue allotment in a given month, Merchant authorizes Company to automatically draft an equipment lease fee under the established ACH drafting process from the Merchant's bank account on file with Company.
    e. Company will not charge an Equipment lease fee for Merchant that uses a virtual terminal instead of a Point of Sale Terminal.

8. **Point of Sale Terminal:**
    a. Merchant shall be solely responsible for all charges related to the Point of Sale Terminal and the sale of Company Products and Services, including but not limited to the telephone line and access charges associated with connecting the Point of Sale Terminal.
    b. Once Merchant has completed and submitted all essential paperwork and documentation to the satisfaction of Company, Company shall:
        i. Contact Merchant Directly
        ii. Set up your Point of Sale Terminal

iii. Provide you with basic training to use the Point of Sale Terminal and other associated training to enable you to sell Company Products and Services
iv. Issue you a unique Merchant ID ("Merchant ID") which must be affixed to all communications and submissions to Company. Merchant shall be responsible for maintaining the confidentiality of the Merchant ID as well as Merchant's user-name and password. Merchant shall be solely responsible for any and all activity undertaken under the Merchant ID Account.

9. The rates and fees charged to the Merchant Retail Location pursuant to the Merchant Agreement shall be subject to final review and approval by Company in its sole discretion.

10. Media Policy. The Merchant, and any employee, agent, representative of the Merchant, is NOT permitted to speak to any representative of the media or any journalist about the Company, Company policies, or the Merchant's policies or practices in relation to Company. Failure to comply with this policy is grounds for immediate termination of this Agreement and any associated Agreements with Company. The determination of whether this policy has been violated shall rest in the sole discretion of Company.

11. Compensation and Payment Procedures. Merchant Retail Locations shall purchase Products and Services directly from Company using the Company POS System and any other means permitted by Company. "Products and Services" for the purposes hereof shall include any product or service purchased by Merchant Retail Location from Company for the purposes of reselling such to an end consumer or user ("End User"), including but not limited to electronically transmitted personal identification numbers ("PINs") and physical products provided by Company in any form. The Merchant Retail Location, and Company acknowledge and agree that Company in its sole and reasonable discretion shall have the right to terminate or restrict the ability of any Merchant Retail Location from purchasing any Company Product or Service with or without cause or prior notice at any time.

a. **Collection**: Merchant shall be responsible for collecting the entire purchase price and any and all fees and applicable taxes due from the consumer End User for any and all Products and Services obtained or procured from Company before transacting any business on the Company POS System, Point of Sale Terminal, and any other related means.
b. **Electronic PIN Sales**: the purchase price for any electronic PIN purchased by Merchant for resale shall be expressed in the form of a discount rate ("Discount Rate"), which refers to a discount off the face value of such a Product. Your purchase price or "Buy Rate" for a given Product may be determined by deducting Your Discount Rate ("Merchant Discount Rate") from the face value of the Product. Notwithstanding the foregoing, Company shall be permitted to change the any and all Rates for Electronic PIN sales of any Merchant Retail Location at any time at its sole but reasonable discretion for any reason with or without notice.
c. **Base Price**: For Products and Services which are not electronic PINS and do not specify a Discount Rate, such Products and Services shall be offered to Merchant for a Base Price ("Base Price"). In such event, Merchant will purchase such Products and Services and resell them at a Price determined by Merchant unless Company in its sole and absolute discretion pre-determines and requires Merchant to sell such Products and Services for a set retail price for End Users. In either such event, the difference between Merchant Base Price and the price that Merchant sells such Products and Services to End Users for shall be Merchants gross profit.

d. **Transaction Fee**: Certain Products and Services may be structured such that they are purchased by Merchant and sold to End User with no Discount Rate and for which Merchant Base Price and selling price are required to be the same. In such event, Company may in its sole and absolute discretion provide Merchant with a profit for the sale of such Products by way of providing Merchant with a "Transaction Fee". For the purposes of his Agreement, a "Transaction Fee" shall be defined as a fee payable to a given party upon the consummation of a given transaction. It is hereby agreed that the compensation methodology for any Product or Service provided by Company hereunder may be altered such that a transaction fee based compensation may be used rather than a different form of compensation. It is agreed that Company shall establish, and may change the compensation methodology and rates payable for Merchants Retail Locations for all such Products and Services in its sole and reasonable discretion without notice. **Other**

e. **Products and Services**: Company may procure, provide and/or acquire the rights to distribute other products or services that it is not currently providing to Merchant ("New Products"). In such event, Company may, in its sole discretion offer Merchant Retail Locations the right to distribute and resell such New Products to End Users under the terms hereof by notifying Merchant Retail Locations with all sale information related to the New Products including but not limited to product descriptions, compensation, and more. A New Product includes but is not limited to, any Product or Service offered by Company for the purposes of resale to End Users, if such Product at the time of introduction is not then offered in its exact same form by Company to Merchant Retail Location, notwithstanding the fact that Company may have offered such or a similar product to Merchant Retail Locations at any other point in time prior to such introduction.

f. **Changes and Modifications**: Merchant acknowledges and understands that any Products and Services, and any and all associated Discount Rates, Base Prices and/or Transaction Fees that are currently offered and that may be offered in the future may be discontinued, changed or modified by Company in its sole and absolute discretion with or without notice Additionally, Company may add, subtract, modify or change any Products and/or Services offered to Merchant at any time in its sole and absolute discretion with or without notice. **Other Fees and Costs**. Merchant is further responsible for other fees associated with this

g. Agreement including but not limited to, setup fees, monthly access fees, and fees for a terminal that Merchant may have leased or purchased from Company ("Fees"). In addition to these Fees, at any time during the term of this Agreement, Company may in its sole and absolute discretion impose additional fees ("Additional Fees") that Merchant deems reasonable in the regular course of business.

    i. In the event that an ACH of Merchant's account fails, Merchant hereby grants Company the authority to debit Merchant's account for all such charges and expenses incurred together with a $35 administrative fee per failed ACH transaction. Additionally, the failure of any ACH to post Merchant's account shall be deemed a material breach of this Agreement, and in addition to all othe remedies at law, such a breach shall entitle Company to immediately suspend o terminate this Agreement and all service associated with it.

    ii.i Merchant authorizes Company to offset any amount owed to Company against any security deposit Merchant may have with the Company.

    ii. Merchant is further liable to Company for any and all Products and Services purchased through the Company or Company POS System using the Point of Sale terminal or their Merchant ID Account.

    iv. In the event that Merchant obtains a Company associated electronic Product or Service through a Company Point of Terminal and such electronic Product or

Service does not work for any reason, Merchant shall notify Company of such occurrence immediately but no later than within twenty four (24) hours of obtaining such an electronic Product or Service. In the event that Company confirms that the Product or Service in question is defective, Company will credit Merchant's account for the amount paid for such electronic Product or Service. Such determination shall be made in Company's sole and absolute discretion.

h. **Profits and Pay:** Any profits and/or payments shall only become payable and accrue, for the duration of this Agreement, when a Product or Service has been validly sold and valid payment for such product has been received by Company. Merchant will receive profit and or pay only for those orders that are completed in accordance with this Agreement, any other associated Addenda, the Company terms and conditions, and state and federal law.

i. **Fee Schedule and Rates**: Merchant agrees to adhere to the most up to date and current fee schedule and rates Company has approved. This schedule and rates may change at any time without notice to Merchant. Company reserves the right to change rates, schedules, payments, or withhold payments at any time as business conditions warrant at its sole discretion and without notice to Merchant. The Merchant hereby waives notice of any changes to the fee rates, schedules, payments, or withheld payments. Company shall not be responsible for payment to any Merchant agent, employee, or other related party. Company may demand repayment for any amount due to Company from Merchant for any order not in compliance with this Agreement, any other associated Addenda, the Company terms and conditions, and or state and federal law.

j. **Deposit:** Company shall be permitted to demand a deposit at its sole discretion and offset any amounts due to Company from Merchant for any cause including but not limited to any Service Fees, Bad Debt Fees or other fees provided herein, or established by Company. Such amounts may be offset at any time at the sole discretion of Company. Upon the termination of this Agreement and if found that no financial obligation is owed to Company, Company shall pay in full any monies held in deposit. If any amount is due to Company by Merchant, Company may retain any deposit held in reserve and set it off against all amounts due to Company by Merchant. Merchant hereby grants Company any and all such right to retain and apply deposit to any financial obligation owed to Company.

12. Disputes. In the event of a dispute between Merchant and Company relating to sales, the Company POS System shall be the determining authority. If written notice of any dispute, error or discrepancy is not submitted to Company within seven (7) days of the transaction date such lapse of time shall act as a waiver of Merchant's right to contest such dispute, error or discrepancy.

13. Branding. Merchant acknowledges and agrees that "SurgePays" is a wholly owned mark of Company and constitutes copyrights and intellectual property of Company. Nothing in this Agreement, including any actions or inactions by the Merchant or any affiliates of the Merchant, shall in any way be interpreted to construe or convey any rights to such marks or any Company intellectual property upon the Merchant or any other party. Merchant's right to use the trademark, tradename and tradedress "SurgePays" is limited to:

a. that which is required in order to perform Merchant's duties under this Agreement and
b. that which is specifically provided for in this Agreement.

Merchant acknowledges and agrees that Merchant will not use or claim any right to use any of these the trademarks, tradenames or tradedresses outside of this Agreement or in any form upon

termination, expiration of this Agreement, or if requested during this Agreement. Merchant agrees that failure to fully comply with this section shall constitute a material breach under this Agreement and, in addition to any other remedies available to Company, such a breach shall give rise to Company's right to terminate this Agreement.

14. **Equipment, Materials, and Intellectual Property**. The following shall remain the property of Company and shall at all times be subject to the ultimate control of Company, even if delivered to the Merchant or any Merchant Agent and or employee: all terminals, handsets, equipment, products, records, inventory, designs, tents, posters, banners, and field marketing materials ("equipment and materials") and all intellectual property provided to the Merchant in connection with this Agreement, including (but not limited to) Company's logo or other trademarks. Merchant assumes all risks of damage to or loss of any Company equipment and materials while Merchant has possession (either actual possession or constructive possession). Constructive possession includes, but is not limited to, the period of time that equipment and materials (including all returned equipment) travel through the channels of the mail or delivery service back to the possession of Company. If the Merchant purchases insurance from the mail or delivery service and due to loss or damage of the equipment and materials the Merchant receives compensation from the insurance policy, Company is entitled to such insurance payouts.
Company shall retain title and a security interest in all equipment and materials belonging to Company. The provision of the equipment and materials and the opportunity to earn commissions under this Agreement provide sufficient consideration for such security interest. Merchant will lose all rights with respect to the equipment and materials if Merchant does not abide by the terms and conditions of this Agreement. Company reserves, among other secured creditor rights, the right of filing a financing statement concerning the consignment inventory and the right of self- help repossession of the consignment inventory in case of default. Inventory audit actions by Company may be done without advanced notice to Merchant. Merchant hereby waives notice of any inventory audit actions done by Company.

15. **Non Transfer**. All Company Merchant Agreement's (whether partially or fully completed), Merchant accounts, and all related records are owned by Company and may not be transferred, assigned, sold or exchanged, in whole or in part, by Merchant. Violation will result full civil and criminal penalties as allowed by law.

16. **Company POS System Intellectual Property**. Merchant agrees that Company owns all rights, title, and interest in and to the Company POS System software, and any other technology or property provided by Company and used by Merchant or any Third Party Processor to access the Company POS System, including all intellectual property rights therein. In addition, Company maintains ownership of all point of sale marketing materials including banners, posters, window stickers etc. as well as POS terminal equipment. All such property of Company shall be returned within 10 days of expiration of this agreement.
    a. **Restrictions on Use**. Merchant acknowledges that Company POS System software, its structure, organization and source code constitute valuable trade secrets of Company. Accordingly, Merchant agrees that it will not, and will not permit any third party, to:
        i. access to the Company POS System other than the parties authorized under this Agreement;
        ii.i modify, create derivative works of, adapt, alter or translate the Company POS System;
        ii. sublicense, lease, rent, loan, distribute, provide access to, or otherwise transfer the any aspect of the Company POS System to any third party not authorized under this Agreement;

iv. reverse engineer, decompile, disassemble, or otherwise derive or determine or attempt to derive or determine the source code (or the underlying ideas, algorithms, structure or organization) of any aspect of the Company POS System; or

v. copy, install or use the Company POS System except as expressly permitted in this Agreement.

17. **No Implied Licenses.** There are no implied licenses under this Agreement, and any rights not expressly granted to Merchant hereunder are reserved by Company. Merchant is not granted any patent license under this Agreement. Merchant further agrees that its rights to use the Company POS System are provided solely by this Agreement and are limited by the terms and conditions of this Agreement.

18. **Credit Check Authorization.** Merchant authorizes Company to obtain personal and company credit reports from credit bureaus and verify information provided in this Agreement. Merchant also represents that Merchant is not a party to any agreement that would prevent Merchant from doing business with Company or its affiliates and/or partners.

19. **Indemnification**. Merchant agrees to indemnify, defend and hold harmless Company against any and all claims, fines, forfeitures, liabilities, lawsuits, damages, losses, judgments, costs, fees and expenses incurred by Company, including but not limited to, reasonable attorney's fees under this agreement, to the full extent that such arise from any fraudulent activity or willful misconduct on the part of the Merchant including any employee, agent or affiliate of Merchant.

20. **Warranties**.

a. **General Warranty**: Company and Merchant warrant that it has full right, power, and authority to enter into this Agreement and to perform its obligations and duties under this Agreement, and that the performance of such obligations and duties hereunder does not and will not conflict with or result in a breach of any other agreements of such party or any judgment, order, or decree by which such party is bound.

b. **Warranty Disclaimer**: THE COMPANY POS SYSTEM AND ANY PRODUCT OR SERVICE SOLD USING THE COMPANY POS SYSTEM ARE PROVIDED "AS IS," WITHOUT ANY WARRANTIES OF ANY KIND WHETHER EXPRESS OR IMPLIED, OR BASED ON STATUTE, TORT OR ANY OTHER THEORY OF LAW. COMPANY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. MERCHANT ACKNOW LEDGES AND AGREES THAT COMPANY MAKES NO REPRESENTATIONS AS TO THE REASONABLENESS, APPROPRIATENESS, QUALITY OR FUNCTIONALITY OF PRODUCTS OR SERVICES PROVIDED BY COMPANY THROUGH THE COMPANY POS SYSTEM. ANY PRODUCT OR SERVICE PROVIDED BY COMPANY TO MERCHANT OR ANY PARTY AFFILIATED W ITH DISTRIBUTION IS ON AN "AS IS" BASIS AND SUBJECT TO THE TERMS AND CONDITIONS IMPOSED BY SUCH PRODUCT'S RESPECTIVE CARRIER OR PROVIDER AS W ELL AS THE ABILITY OF SUCH CARRIER OR PROVIDER TO FULFILL SUCH TERMS AND CONDITIONS. IN NO EVENT SHALL COMPANY BE HELD LIABLE FOR THE QUALIT Y, THE TERMS OR CONDITIONS, OR THE FAILURE OF ANY CARRIER OR PROVIDER TO FULFILL THE OBLIGATIONS OF ANY PRODUCT OR SERVICE SUPPLIED THROUGH THE COMPANY POS SYSTEM.

c. **Limitation of Liability**: IN NO EVENT SHALL COMPANY BE LIABLE TO MERCHANT OR ANY PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND INCLUDING THOSE RESULTING FROM INTERRUPTION OF USE, LOSS OR CORRUPTION OF DATA, VIRUSES, OR LOST PROFITS, ARISING FROM OR RELATED TO THIS AGREEMENT OR THE COMPANY POS SYSTEM WHETHER OR NOT THE PARTY SUFFERING LOSSES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

d. **Restricted Warranties**. Merchant will not make any warranties or representations to any other party concerning the Company POS System and the Company Software. Merchant shall further indemnify and hold harmless Company for

   i. any warranties or representations Merchant makes on behalf of Company to any party, whether such warranties or representations are express or implied, and

   ii. any liability or obligation of Merchant created by any relationship or agreement(s) between Merchant and any customers and/or associated vendors whether such liability is based in contract, tort, or any other theory of law.

   Company will not make any warranties or representations to any customers, vendors, or to any third parties on behalf of the Merchant unless such warranties concern specific obligations under this Agreement. Company shall indemnify and hold harmless Merchant for any warranties or representations Company makes on behalf of Merchant to customers, and or vendors in contravention of this Agreement.

21. <u>Confidentiality</u>. Merchant and Company agree to keep the terms and conditions of this Agreement confidential. For the duration of this Agreement and for six months following its termination, Merchant agrees that it shall not target, solicit, or enter into negotiations with any Company affiliated Merchant Retail Location, Company affiliated Merchant or other party that is known by Merchant to already be affiliated with Company (whether such affiliation was the resul of Merchant's efforts or otherwise) for the purpose of inducing such party to:

a. sever its existing affiliation with Company, or

b. sell or distribute a product or service that competes with any Company Product or Service.

Additionally, for such period, Merchant shall not offer for sale or resale to any Company affiliated Merchant Retail Location, any electronic product or service supplied by any other party that is competitive to a Product or Service provided by Company. It is expressly acknowledged and agreed by Merchant that the failure to strictly comply with this provision shall constitute an incurable material breach of this Agreement, and, in addition to any other rights or remedies available to Company pursuant to this Agreement or applicable law, such actions shall give rise to an immediate right of Company to terminate this Agreement.

22. <u>Insurance</u>. At all times, Merchant shall maintain through a reputable carrier licensed to do business, general liability insurance and workers compensation insurance. Merchant shall provide to Company with satisfactory proof of insurance upon execution of this Agreement. Merchant shall immediately notify and provide satisfactory proof to Company in writing of any lapse, cancellation, or modification of insurance coverage herein.

23. <u>Entire Agreement</u>. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties with respect to the subject matter of this agreement.

24. <u>Severability</u>. If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds

that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The terms of this Agreement shall control over any conflicting terms in any referenced agreement or document.

25. **Cumulative Rights**. Any specific right or remedy provided in this Agreement will not be exclusive but will be cumulative of all other rights and remedies.

26. **Compliance with Laws**. Each party shall comply in all respects with all applicable legal requirements governing the duties, obligations, and business practices of that party and shall obtain any permits or licenses necessary for its operations. Neither party shall take any action in violation of any applicable legal requirement that could result in liability being imposed on the other party.

27. **Applicable Law and Arbitration**. This Agreement will be governed by the laws of Nevada without regard to its choice of law provisions. All disputes arising out of or in connection with this Agreement shall be finally resolved through arbitration under the administration of Federal Arbitration, Inc. and in accordance with its Rules for Arbitration.

28. **Amendments and Waiver**. Any amendments to or waiver of any provision of this Agreement must be in writing and signed by both parties. Failure of either party to insist on strict compliance with any of the terms, covenants, and conditions of this agreement shall not be deemed a waiver of such terms, covenants, and conditions, or of any similar right or power hereunder at any subsequent time.

29. **Assignment or Transfer**. Company may assign or transfer this Agreement. Merchant may not assign or transfer (directly or indirectly) this Agreement without prior written consent from Company, which may be withheld at the discretion of Company.

THIS AGREEMENT is subject to the following terms and conditions:

1. The equipment described above is and at all times shall remain the sole property of the SUPPLIER.
2. SUPPLIER agrees to provide all service and maintenance necessary, in its sole discretion, to keep the equipment in good working order.
3. The equipment shall be located at the site location listed above, and positioned in such a way that is mutually agreed to by the "STORE" and SUPPLIER. The "STORE" agrees that the device will not be relocated within the premises without first contacting SUPPLIER and no other equipment with similar products will be installed at this location during the time covered by this agreement.
4. The "STORE" agrees to notify SUPPLIER immediately in the event of machine failure or malfunction, vandalism, fire, theft, or any other occurrence, which would impede the usual uninterrupted operation of the equipment.
5. SUPPLIER reserves the absolute and unconditional right to remove and / or replace the equipment from or at the premises at any time, with notice to the "STORE", during regular business working hours.
6. STORE management will provide assistance to customers and cooperate with SUPPLIER to ensure good customer experience for equipment users (if applicable).
7. SUPPLIER agrees to pay the "STORE" percentage of commission from equipment sales according to the SUPPLIER's Commissions Schedule.
8. The corporation or "STORE" will allow RWJ Advanced Marketing LLC / DBA Ugo Hub to use the "STORE'S" physical address as leased space for the equipment; the consideration for which shall be the commissions earned from the sales off the equipment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS THEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers hereunto duly authorized, all as of the day and year first above written. Both parties agree that an electronic signature is the legally binding equivalent to a handwritten signature. Parties agree that the execution of an electronic signature, has the same validity and meaning as a handwritten signature. Parties further agree they will not, at any time in the future, repudiate the meaning of their electronic signature or claim that their electronic signature is not legally binding.

SIGNATURES

Merchant	**SurgePays:**
Signature: ______________________________	Signature: ______________________________
Printed Name: __________________________	Printed Name: __________________________
Date: __________________________________	Date: __________________________________
Address: _______________________________	
Telephone: _____________________________	
Email: _________________________________	

AUTOMATED CLEARING HOUSE ("ACH") AUTHORIZATION FORM

Merchant authorizes Surge Blockchain, LLC dba SurgePays (hereinafter "Company"), and/or its designated third party ACH processing Merchant on a recurring and as-needed basis, to credit (ACH direct deposit) or debit the bank account (hereinafter "account") provided by the Merchant Retail Location (hereinafter "Merchant") listed below. Merchant agrees that if a change to the said account listed below is made, Merchant will contact Company and provide updated account information in writing by completing a new ACH AUTHORIZATION FORM. Merchant acknowledges that the origination of ACH transactions to the account provided must comply with the provisions of U.S. law. This authorization is to remain in full force and effect until Company has received written notification from the Merchant of its termination in such time and in such manner as to afford Company and the financial institution a reasonable opportunity to act upon it.

By signing below, Merchant acknowledges that he/she is authorized to execute this agreement and is an authorized signatory on the account being provided and has read and understands all information contained herein.

MERCHANT INFORMATION:

______________________________ Merchant Company Name (if applicable) (above)

______________________________ Main Phone Number (above)

______________________________ Merchant Personal Legal Name

______________________________ Alternate Number

Address: ______________________________

______________________________ Email Address

BANK ACCOUNT INFORMATION:

______________________________ Bank Name (above)

______________________________ Name of Authorized Account Holder (above)

______________________________ Account Number

______________________________ Routing Number (9 digits)

ACKNOWLEDGEMENT & AUTHORIZATION:

Authorized Signer Name (Printed): ______________________________

Signature: ______________________________ Date: ______________________________

ATTACH PHOTO COPY OF VOIDED CHECK

§ SurgePays,·

UNIFORM SALES & USE TAX EXEMPTION/RESALE CERTIFICATE-MULTI.IURISDICTION

The below-lis1ed slates have indicated \hat this cerli.ficate is acceptable as a resale/exemption cerlilica\c for sales and use lax, subject lo \he notes on pages 2-4. TI,e issuer and the recipient have the responsibility to determine the proper use ofthis certificate under applicable la,vs in each state, as these may change from time to time.

Issued to Seller: ____________________

Address: ____________________

Icertify that:
Name of Firm (Buyer): ____________________
Address: ____________________

is engaged as a registered
D Wholesaler
D Retailer
D Manufacturer
D Seller (California)
D Lessor (see notes on pages 2-4)
D Other (Specily) ______________

and is registered with the below-listed states and cities within which your firm would deliver purdmses to us and that any such purchases are for wholesale, resale, or ingredients or components of a new product or service' to be resold, leased, or rented in the normal course of business. We are in the business of wholesaling, retailing, manufacturing, leasing (renting) selling (California) the following:

Description of'BL1siness: ____________________

Ueneral description of tangible prope1ty or taxable services to be purchased from the Seller: ____________________

State	State Registration, Seller's Permit, or 1D Number of Purchaser	State	State Registration, Seller's Permit, or ID Number of Purchaser
AL[1]		\;10'6	
AR		NE'	
AL-		NV	
CA'		NJ	
CO'		NM".."	
CT'		NC1-	
DC[0]		ND	
FL'		OH"1	
GA'		OK"1	
HJ'-9		PA-"	
1D		R1-'	
IL"-'"		SC	
IA		SD""	
KS			
KY[11]		TX20	
ME"		IJT	
MD"		VT	
MI"		WK"	
MN"		WI"	

I liJflher certify \hat ifany property or service so purchased lax free i, u,ed or consumed as lo make it subject lo a Sales or Use Tax vve will pay the lax due direclly 10 the proper taxing au1horily when state law so provides or in!onn the Seller !or added tax billing. This ceni licale shall be a pan o each orde1 · that we may hereafter give to you, unless otherwise specified, and shall he valid until canceled hy us in \Vriting or revoked hy thee city 01 ,tale.

Under penalties of perjury, I swear or affirm that the information on this form is tme and cort'ect as to every material matter.

Authorized Signature: ____________________
(Owner, I'mt1 1er, or Corporate Officer, or other authoriLed signer)

Title: ____________________

Date: ____________________

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

    –   –

or

Employer identification number

   –

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*